UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12


                                TRANSOCEAN INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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
                         [LETTERHEAD OF TRANSOCEAN INC.]

                                 MARCH 28, 2003



Dear Shareholder:

          The 2003 annual general meeting of Transocean Inc. will be held on Thursday, May 8, 2003 at 9:00 a.m., at the Royal Pavilion Hotel, St. James, Barbados. The Secretary's notice of annual general meeting, the proxy statement and a proxy card are enclosed and describe the matters to be acted upon at the meeting.

          It is important that your shares be represented and voted at the meeting. Please read the enclosed notice of annual general meeting and proxy statement and date, sign and promptly return the proxy card in the enclosed self-addressed envelope.

Sincerely,


/s/ J. Michael Talbert                      /s/ Robert L. Long
-------------------------------------       ------------------------------------
J. Michael Talbert                          Robert L. Long
Chairman of the Board                       President & Chief Executive Officer



          This proxy statement and the accompanying proxy card are dated March 28, 2003 and are first being mailed on or about April 4, 2003 to record shareholders as of March 21, 2003.

               NOTICE OF ANNUAL GENERAL MEETING OF TRANSOCEAN INC.
                             TO BE HELD MAY 8, 2003

     The annual general meeting of Transocean Inc., a Cayman Islands exempted company limited by shares, will be held at the Royal Pavilion Hotel, St. James, Barbados at 9:00 a.m., Barbados time, on Thursday, May 8, 2003 for the following purposes:

     1. To re-elect five directors as members of our board of directors to serve until the 2006 annual general meeting and until their respective successors have been duly elected.

     2. To approve the amendment of our Long-Term Incentive Plan to allow grants of incentive stock options for an additional ten year period to May 1, 2013, and to allow a continuing right to grant stock options and share appreciation rights to our outside directors.

     3. To approve the amendment of our Employee Stock Purchase Plan to increase the number of ordinary shares reserved for issuance under the plan from 1,500,000 to 2,500,000.

     4. To approve the appointment of Ernst & Young LLP as independent auditors for 2003.

     5. To transact such other business as may properly be brought before the meeting.

     This constitutes notice of the meeting as required by Cayman Islands law and our articles of association.

     Only record holders of ordinary shares at the close of business on Friday, March 21, 2003 will be entitled to notice of, and to vote at, the meeting.

     The meeting may generally be adjourned from time to time without advance notice other than announcement at the meeting, or any adjournment thereof, and any and all business for which the meeting is hereby noticed may be transacted at any such adjournment.

                                          By order of the Board of Directors,



                                          /s/ Eric B. Brown
                                          --------------------------------------
                                          Eric B. Brown
                                          Secretary



Houston, Texas
March 28, 2003



================================================================================

                             YOUR VOTE IS IMPORTANT
    PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED
                                RETURN ENVELOPE.

================================================================================

                                 PROXY STATEMENT
                  FOR ANNUAL GENERAL MEETING OF TRANSOCEAN INC.
                                   MAY 8, 2003

     This proxy statement is furnished in connection with the solicitation of proxies by Transocean Inc., on behalf of our board of directors, to be voted at our annual general meeting to be held on Thursday, May 8, 2003 at 9:00 a.m., at the Royal Pavilion Hotel, St. James, Barbados.

PROPOSALS

     At the annual general meeting, shareholders will be asked to vote upon the following:

          - A proposal to reelect each of five nominees as directors to serve three-year terms. These directors will be members of a class of directors that will serve until the 2006 annual general meeting and until their respective successors have been duly elected.

          - A proposal to approve the amendment of our Long-Term Incentive Plan to allow grants of incentive stock options for an additional ten year period to May 1, 2013, and to allow a continuing right to grant stock options and share appreciation rights to our outside directors.

          - A proposal to approve the amendment of our Employee Stock Purchase Plan to increase the number of ordinary shares reserved for issuance under the plan from 1,500,000 to 2,500,000.

          - A proposal to approve the appointment of Ernst & Young LLP as independent auditors for 2003.

          -    Any  other  matters  that  may  properly come before the meeting.

     We know of no other matters that are likely to be brought before the annual general meeting.

QUORUM

     The presence, in person or by proxy, of shareholders holding a majority of our outstanding ordinary shares will constitute a quorum. Abstentions and "broker non-votes" will be counted as present for purposes of determining whether there is a quorum at the meeting.

RECORD DATE

     Only shareholders of record at the close of business on Friday, March 21, 2003 are entitled to notice of and to vote, or to grant proxies to vote, at the meeting.

VOTES REQUIRED

     Approval of the proposal to re-elect the five nominees as directors requires the affirmative vote of a plurality of the votes cast. Abstentions and "broker non-votes" will not be counted in that vote.

     Approval of the proposal to amend our Long-Term Incentive Plan requires the affirmative vote of the holders of at least a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal represents a majority of the votes entitled to be cast. Abstentions and "broker non-votes" on this proposal will not affect the voting on the proposal as long as holders of a majority of ordinary shares cast votes on the proposal. Otherwise, the effect of an abstention or "broker non-vote" is a vote against the proposal.

     Approval of the proposal to amend our Employee Stock Purchase Plan to increase the number of ordinary shares reserved for issuance under the plan from 1,500,000 to 2,500,000 requires the affirmative vote of the holders of at least a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal represents a majority of the votes entitled to be cast. Abstentions and "broker non-votes" on this proposal will not affect the voting on the proposal as long as holders of a majority of ordinary shares cast votes on the proposal. Otherwise, the effect of an abstention or "broker non-vote" is a vote against the proposal.

     Approval of the proposal to appoint Ernst & Young LLP as independent auditors requires the affirmative vote of holders of at least a majority of the ordinary shares present in person or by proxy at the meeting and entitled to vote on the matter. Abstentions and "broker non-votes" on the proposal have the effect of a vote against the proposal.

     As of the record date for the meeting, there were 319,767,820 ordinary shares outstanding and entitled to notice of and to vote at the meeting. Holders of ordinary shares on the record date are entitled to one vote for each share held.

PROXIES

     A proxy card is being sent to each shareholder as of the record date. If you properly received a proxy card, you may grant a proxy to vote on each of the four proposals by marking your proxy card appropriately, executing it in the space provided, dating it and returning it to us. We may accept your proxy by any form of communication permitted by Cayman Islands law and our articles of association. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

     If you have timely submitted a properly executed proxy card and clearly indicated your votes, your shares will be voted as indicated. If you have timely submitted a properly executed proxy card and have not clearly indicated your votes, your shares will be voted "FOR" the election of all director nominees and "FOR" each of the other three proposals.

     If any other matters are properly presented at the meeting for consideration, the persons named in the proxy card will have the discretion to vote on these matters in accordance with their best judgment. Proxies voted against any of the four proposals will not be voted in favor of any adjournment of the meeting for the purpose of soliciting additional proxies.

     You  may  revoke  your  proxy  card  at  any time prior to its exercise by:

          -    giving  written  notice  of  the  revocation  to  our  Secretary;

          - appearing at the meeting, notifying our Secretary and voting in person; or

          - properly completing and executing a later-dated proxy and delivering it to our Secretary at or before the meeting.

     Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

SOLICITATION OF PROXIES

     The accompanying proxy is being solicited on behalf of the board of directors. The expenses of preparing, printing and mailing the proxy and the materials used in the solicitation will be borne by us. We have retained D. F. King & Co., Inc. for a fee of $6,000, plus expenses, to aid in the solicitation of proxies. Proxies may be solicited by personal interview, telephone and telegram by our directors, officers and employees, who will not


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
receive additional compensation for those services. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of ordinary shares held by those persons, and we will reimburse them for reasonable expenses incurred by them in connection with the forwarding of solicitation materials.

                              ELECTION OF DIRECTORS

     Our articles of association divide our board of directors into three classes: Class I, Class II and Class III. Five Class I directors are to be elected at our 2003 annual general meeting to serve for three-year terms expiring at the annual general meeting in 2006.

     The board has nominated for re-election as Class I directors Victor E. Grijalva, Arthur Lindenauer, Richard A. Pattarozzi, Kristian Siem and J. Michael Talbert. If any of the nominees become unavailable for any reason, which we do not anticipate, the board of directors in its discretion may designate a substitute nominee. If you have submitted an executed proxy card, your vote will be cast for the substitute nominee unless contrary instructions are given in the proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF VICTOR E. GRIJALVA, ARTHUR LINDENAUER, RICHARD A. PATTAROZZI, KRISTIAN SIEM AND J. MICHAEL TALBERT AS CLASS I DIRECTORS.

NOMINEES FOR DIRECTOR-CLASS I-TERMS EXPIRING 2006

     VICTOR E. GRIJALVA, age 64, is Chairman of the Board of Hanover Compressor Company. Mr. Grijalva has been a director since the Sedco Forex merger described below and served as Chairman of our board of directors until October 2002. He is the retired Vice Chairman of Schlumberger Limited. Before serving as Vice Chairman, he served as Executive Vice President of Schlumberger's Oilfield Services division from 1994 to January 1999 and as Executive Vice President of Schlumberger's Wireline, Testing & Anadrill division from 1992 to 1994.

     ARTHUR LINDENAUER, age 65, is Chairman of the Board of Schlumberger Technology Corporation, Schlumberger's principal U.S. subsidiary. He previously served as Executive Vice President-Finance and Chief Financial Officer of Schlumberger from January 1980 to December 1998. Mr. Lindenauer was a partner with the accounting firm of Price Waterhouse from 1972 to 1980. Mr. Lindenauer has served as one of our directors since the Sedco Forex merger. Mr. Lindenauer is also a director of the New York Chapter of the Cystic Fibrosis Foundation and a Trustee of the American University in Cairo.

     RICHARD A. PATTAROZZI, age 59, served at Shell Oil Company as President and CEO of Shell Deepwater Development Inc. and Shell Deepwater Production Inc. from 1996 to 1999. In early 1999, he was promoted to Vice President of Shell Oil Company, responsible for Shell Deepwater Development Inc., Shell Deepwater Production Inc. and the company's Shallow Water Gulf of Mexico exploration and production business and retired in January 2000. Mr. Pattarozzi joined Shell in 1966 in its offshore engineering organization and has more than 33 years of experience in the petroleum industry. Mr. Pattarozzi has served as one of our directors since the merger with R&B Falcon Corporation described below. Before the merger, he had served as a director of R&B Falcon since February 2000. He is also a director of Superior Energy Services, Inc., FMC Technologies, Inc., Global Industries, Ltd., Stone Energy Company and Tidewater, Inc., all of which are publicly traded.

     KRISTIAN SIEM, age 54, is Chairman and Chief Executive Officer of Siem Industries, Inc., an industrial holding company that owns offshore oil and gas drilling and subsea construction services businesses, a fleet of reefer vessels and a fleet of car carrying vessels through subsidiaries in Bermuda, the U.K. and Norway. Mr. Siem has served as one of our directors since September 1996 and was Chairman of Transocean ASA prior to its acquisition by us in 1996. Mr. Siem is also chairman of DSND Inc., Subsea 7 Inc., Star Reefers Inc. and Four Seasons Capital A.B. During the past five years, Mr. Siem has served as an executive officer with Siem Industries, Inc. and as Chairman of Wilrig AS, and on the boards of Kvaerner ASA, Norwegian


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
     Cruise Line, Lambert Fenchurch Group Holdings plc and Oslo Reinsurance ASA. He was also a member of the board of directors of Saga Petroleum ASA until its merger with Norsk Hydro in September 1999.

     J. MICHAEL TALBERT, age 56, has served as Chairman of our board of directors since October 2002 and a member of our board of directors since August 1994. Mr. Talbert also served as Chief Executive Officer from August 1994 until October 2002, Chairman of our board of directors from August
     1994 until December 1999, and as President from December 1999 until December 2001. Prior to assuming his duties with us, Mr. Talbert was President and Chief Executive Officer of Lone Star Gas Company, a natural gas distribution company and a division of Ensearch Corporation. He has also been elected as a director of El Paso Corporation to be effective April 1, 2003.

CONTINUING DIRECTORS-CLASS II-TERMS EXPIRING 2004

     ROBERT L. LONG, age 57, is President, Chief Executive Officer and a member of our board of directors. Mr. Long served as President from December 2001 to October 2002, at which time he assumed the additional position of Chief Executive Officer. Mr. Long also served as Chief Operating Officer from June 2002 until October 2002, Chief Financial Officer from August 1996 until December 2001, as Senior Vice President from May 1990 until the time of the Sedco Forex merger, at which time he assumed the position of Executive Vice President, and as Treasurer from September 1997 until March 2001. Mr. Long has been an employee since 1976 and was elected Vice President in 1987.

     MARTIN B. MCNAMARA, age 55, is Partner-in-Charge of the Dallas, Texas, office of the law firm of Gibson, Dunn & Crutcher and a member of the firm's finance and compensation committees. He has served as one of our directors since November 1994. During the past five years, Mr. McNamara has been in the private practice of law.

     ALAIN ROGER, age 72, is a retired executive officer of Schlumberger. He served as Executive Vice President of Health, Safety and Environment for Schlumberger from October 1993 to December 1995. He served as Executive Vice President of Drilling and Pumping for Schlumberger from July 1991 to September 1993, as President of Sedco Forex, which was the former offshore contract drilling business of Schlumberger Limited, from 1985 to 1991 and as President of Forex Neptune from 1976 to 1984. Mr. Roger has served as one of our directors since the Sedco Forex merger. Mr. Roger also served as Chairman of the International Association of Drilling Contractors (I.A.D.C.) in 1991. Mr. Roger has informed us that he intends to retire from the Board of Directors as of the Annual General Meeting.

CONTINUING DIRECTORS-CLASS III-TERMS EXPIRING 2005

     RONALD L. KUEHN, JR., age 67, is currently Chairman of the Board and Chief Executive Officer of El Paso Corporation, a diversified natural gas company. He has served as one of our directors since 1975. Mr. Kuehn is also a director of AmSouth Bancorporation, The Dun & Bradstreet Corporation and Praxair, Inc., and is a member of the Board of Trustees of Tuskegee University. From 1986 to 1999, Mr. Kuehn served as Chairman and Chief Executive Officer of Sonat Inc. prior to its merger with El Paso Energy Corporation (now known as El Paso Corporation), and he has served as a director of El Paso Corporation since 1999. He served as Chairman of the Board of El Paso Corporation from 1999 to 2000 and again became Chairman of the Board and was named Chief Executive Officer in March 2003. Mr. Kuehn also served as President and Chief Executive Officer of Sonat Inc. from 1984 to 1986. Mr. Kuehn has submitted his resignation from the Board of Directors to be effective as of March 31, 2003.

     PAUL B. LOYD, JR., age 56, has served as one of our directors since the R&B Falcon merger. Before the merger, he served as Chairman of the Board of R&B Falcon since January 1998 and Chief Executive Officer since April 1999. He was CEO and Chairman of the Board of R&B Falcon Drilling (International & Deepwater) Inc. (formerly Reading & Bates Corporation) from 1991 through
     1997. Mr. Loyd has over 30 years of experience in the offshore drilling industry, having joined Reading & Bates in 1970 in its management-training program. He is also a director of Carrizo Oil & Gas, Inc. and Frontier Oil Corporation and is on the Board of Trustees of Southern Methodist University.

     ROBERTO MONTI, age 63, is the retired Executive Vice President of Exploration and Production for Repsol YPF. He was the President and Chief Executive Officer of YPF Sociedad Anonima from September 1995 to June 1999 prior to its acquisition by Repsol. From October 1993 to July 1995, he served as President of Dowell, a division of Schlumberger. He is also a director of Pecom Energia S.A. Mr. Monti has served as one of our directors since the Sedco Forex merger.

     IAN C. STRACHAN, age 59, is Chairman of the Board of Instinet Group Incorporated and a director of Reuters Group PLC, Harsco Corporation and Johnson Matthey plc. He served as Deputy Chairman of Invensys plc from 1999 to 2000. He served as CEO of BTR plc from 1996 until its merger with Siebe plc in 1999, when it changed its name to Invensys plc. From 1987 to 1995, Mr. Strachan was with Rio Tinto plc, serving as CFO from 1987 to 1991 and as Deputy CEO from 1991 to 1995. He was employed by Exxon Corporation from 1970 to 1986. Mr. Strachan has served as one of our directors since the Sedco Forex merger.

RETIREMENT OF MR. ROGER, RESIGNATION OF MR. KUEHN AND RESTRUCTURING OF DIRECTOR CLASSES

     Mr. Roger has informed us that he intends to retire from the Board of Directors as of the Annual General Meeting. On March 27, 2003, Mr. Kuehn submitted his resignation from the Board of Directors to be effective as of March 31, 2003. In order to more evenly distribute directors among the three classes, Mr. Talbert intends to resign from his Class I directorship immediately after the Annual General Meeting (assuming he is reelected), and the Board of Directors intends to then concurrently fill with Mr. Talbert the vacancy in the Class II directors created by Mr. Roger's retirement. We expect Mr. Talbert to then stand for re-election again in 2004 along with the other Class II directors.

MERGER WITH R&B FALCON AND DESIGNATION OF BOARD MEMBERS

     On January 31, 2001, we completed a merger transaction with R&B Falcon in which common shareholders of R&B Falcon received 0.5 newly issued ordinary shares for each R&B Falcon share and R&B Falcon became our indirect wholly owned subsidiary. Pursuant to the merger agreement, our board elected three new members who were designated by R&B Falcon in consultation with us and had previously served on the R&B Falcon board of directors. Two of those directors, Messrs. Loyd and Pattarozzi, continue to serve on our board of directors. On December 12, 2002, R&B Falcon changed its name to TODCO.

MERGER WITH SEDCO FOREX, DESIGNATION OF BOARD MEMBERS AND APPOINTMENT OF MR. GRIJALVA

     On December 31, 1999, we completed a merger with Sedco Forex Holdings Limited following the spin-off of Sedco Forex to Schlumberger stockholders on December 30, 1999. As a result of the merger, Schlumberger stockholders exchanged all of the Sedco Forex shares distributed to them by Schlumberger in the Sedco Forex spin-off for our ordinary shares, and Sedco Forex became our wholly owned subsidiary. Pursuant to the merger agreement, Transocean's board of directors designated Messrs. Kinder, Kuehn, McNamara, Siem and Talbert as directors and Schlumberger's board of directors designated Messrs. Grijalva, Lindenauer, Monti, Roger and Strachan as directors. In the merger agreement, we agreed to nominate Mr. Grijalva to our board of directors to serve as Chairman until his 65th birthday (in July 2003). In October 2002, Mr. Grijalva resigned his position as Chairman but agreed to remain as a director.

COMPENSATION OF DIRECTORS

     Fees and Retainers. Our employees receive no extra pay for serving as directors. Other than Mr. Grijalva, who has a consulting agreement with us that terminates in July 2003, each director who is not one of our officers or employees receives an annual retainer of $34,000. The audit committee chairman receives an additional $20,000 annual retainer, and the other committee chairmen receive an additional $5,000 annual retainer. Non-employee directors also receive a fee of $2,000 for each board meeting and $1,500 for each board committee meeting attended, plus incurred expenses where appropriate. Directors are eligible to participate in our deferred compensation plan. The director may defer any fees or retainer by investing those amounts in Transocean ordinary share equivalents or in other investments selected by the administrative committee.


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
     Stock Options/Stock Appreciation Rights. When elected, each outside director is granted an option to purchase 4,000 ordinary shares at the fair market value of those shares on the date of grant. Following the initial grant, if the outside director remains in office, the director is granted an additional option to purchase 6,000 ordinary shares after each annual general meeting at the fair market value of those shares on the date of grant. Directors residing in certain countries may receive share appreciation rights, commonly referred to as SARs, instead of options.

     Each stock option and SAR granted to a director has a ten-year term and becomes exercisable in equal annual installments on the first, second and third anniversaries of the date of grant assuming continued service on the board. In the event of an outside director's retirement in accordance with the board's retirement policy or his earlier death or disability, or in the event of a change of control of our company as described under "Compensation of Executive Officers-Compensation Upon Change of Control," options and SARs will become immediately exercisable and will remain exercisable for the remainder of their ten-year term. Options and SARs will terminate 60 days after an outside director leaves the board for any other reason. However, if that person ceases to be a director for our convenience, as determined by the board, the board may at its discretion accelerate the exercisability and retain the original term of those options and SARs. This treatment was afforded the options of Richard D. Kinder in connection with his resignation from the Board of Directors in 2002.

     We have reserved an aggregate of 600,000 ordinary shares for issuance to outside directors under our Long-Term Incentive Plan, of which 255,032 remained available for grant as of March 1, 2003. The provisions of the Long-Term Incentive Plan relating to grants to outside directors will terminate on May 1, 2003. However, we are proposing to amend our Long-Term Incentive Plan to allow for continuing grants to be made to our directors as described under "Proposal to Amend Our Long-Term Incentive Plan".

BOARD MEETINGS AND COMMITTEES

     During 2002, the board of directors held 5 regular meetings and 1 special meeting. Each of our directors attended at least 75% of the meetings during the year, including committee meetings.

     The board has standing executive compensation, finance and benefits, corporate governance and audit committees. In addition, the board may from time to time form special committees to consider particular matters that arise.

     Executive Compensation Committee. The executive compensation committee reviews and approves the compensation of our officers, administers our executive compensation programs and makes awards under the Long-Term Incentive Plan and the Performance Award and Cash Bonus Plan. The current members of the executive compensation committee are Mr. Kuehn, Chairman, and Messrs. Monti, Pattarozzi, Roger and Siem, although Mr. Kuehn has submitted his resignation from the Board of Directors to be effective as of March 31, 2003. Mr. Siem was appointed to the executive compensation committee in February 2003. The executive compensation committee met 4 times during 2002.

     Finance and Benefits Committee. The finance and benefits committee approves our long-term financial policies and annual financial plans, significant capital expenditures, insurance programs and investment policies. It also makes recommendations to the board concerning dividend policy, the issuance and terms of debt and equity securities and the establishment of bank lines of credit. In addition, the finance and benefits committee approves the creation, termination and amendment of our employee benefit programs and periodically reviews the status of these programs and the performance of the managers of the funded programs. The current members of the finance and benefits committee are Mr. Siem, Chairman, and Messrs. Lindenauer, Loyd and Strachan. The finance and benefits committee met 4 times during 2002.

     Corporate Governance Committee. The corporate governance committee makes recommendations to the board with respect to the selection and compensation of the board, how the board functions and how the board should interact with shareholders and management. It reviews the qualifications of potential candidates for the board of directors, evaluates the performance of incumbent directors and recommends to the board nominees to be elected at the annual meeting of shareholders. The current members of the corporate governance committee are Mr. Grijalva, Chairman, and Messrs. Kuehn, Loyd, McNamara and Monti, although Mr. Kuehn has submitted his resignation from the Board of Directors to be effective as of March 31, 2003. The corporate governance committee met 2 times during 2002.

     The corporate governance committee will consider nominees for director recommended by shareholders. Please submit your recommendations in writing, along with a resume of the nominee's qualifications and business experience and a signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director. Submit nominations to Eric B. Brown, Secretary, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046.

     Audit Committee. The audit committee assists our board of directors in fulfilling its oversight responsibilities by monitoring the integrity of the Company's financial statements and the independence and performance of our auditors and by reviewing our financial reporting processes. The committee reviews and reports to the board the scope and results of audits by our outside auditor and our internal auditing staff. It also reviews with the outside auditor the adequacy of our system of internal controls. It reviews transactions between us and our directors and officers, our policies regarding those transactions and compliance with our business ethics and conflict of interest policies. The audit committee also recommends to the board of directors a firm of certified public accountants to serve as our outside auditor, reviews the audit and other professional services rendered by the outside auditor and periodically reviews the independence of the outside auditor. The board of directors has adopted a written charter for the audit committee, which is attached as Appendix A to this proxy statement. The current members of the audit committee are Mr. Lindenauer, Chairman, and Messrs. McNamara and Strachan. Mr. Siem was also a member of the audit committee until February 2003. The audit committee met 8 times during 2002.

     The rules of the New York Stock Exchange, Inc. restrict directors that have relationships with the company that may interfere with the exercise of their independence from management and the company from serving on the audit committee. We believe that the members of the audit committee have no such relationships and are therefore independent for purposes of New York Stock Exchange rules.

                             AUDIT COMMITTEE REPORT

     Our committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002 with management, our internal auditors and Ernst & Young LLP. In addition, we have discussed with Ernst & Young LLP, the independent auditing firm for the Company, the matters required by Codification of Statements on Auditing Standards No. 61 (SAS 61). The Sarbanes-Oxley Act of 2002 requires certifications by the Company's chief executive officer and chief financial officer in certain of the Company's filings with the Securities and Exchange Commission ("SEC"). The committee discussed the review of the Company's reporting and internal controls undertaken in connection with these certifications with the Company's management and outside auditors. The audit committee has further periodically reviewed such other matters as it deemed appropriate, including other provisions of the Sarbanes-Oxley Act of 2002 and rules adopted or proposed to be adopted by the SEC and the New York Stock Exchange.

     The committee also has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and we have reviewed, evaluated and discussed the written disclosures with that firm and its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

     Based on the foregoing review and discussions and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Company's audited financial statements for the year ended December 31, 2002 in the Company's Annual Report on Form 10-K for such year filed with the SEC.

     ARTHUR LINDENAUER, CHAIRMAN                  IAN C. STRACHAN

     MARTIN B. MCNAMARA

                       SECURITY OWNERSHIP OF 5% BENEFICIAL
                              OWNERS AND MANAGEMENT

     The table below shows how many ordinary shares each of our directors and nominees, each of the executive officers named in the summary compensation section below and all directors and executive officers as a group owned as of January 31, 2003. The table below also sets forth information concerning the persons known by us to beneficially own 5% or more of our ordinary shares.

                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                                     SHARES OWNED        PERCENT OF SHARES
NAME OF BENEFICIAL OWNER                                          BENEFICIALLY (1)(2)  OWNED BENEFICIALLY (3)
----------------------------------------------------------------  -------------------  ----------------------
Jean P. Cahuzac (4). . . . . . . . . . . . . . . . . . . . . . .              138,603
Gregory L. Cauthen (4) . . . . . . . . . . . . . . . . . . . . .               17,090
Victor E. Grijalva . . . . . . . . . . . . . . . . . . . . . . .               46,851
Ronald L. Kuehn, Jr .. . . . . . . . . . . . . . . . . . . . . .               40,684
Arthur Lindenauer. . . . . . . . . . . . . . . . . . . . . . . .               13,788
Robert L. Long (4)(5). . . . . . . . . . . . . . . . . . . . . .              178,679
Paul B. Loyd, Jr.. . . . . . . . . . . . . . . . . . . . . . . .            1,472,354
Martin B. McNamara . . . . . . . . . . . . . . . . . . . . . . .               36,688
Roberto Monti. . . . . . . . . . . . . . . . . . . . . . . . . .                8,667
Richard A. Pattarozzi. . . . . . . . . . . . . . . . . . . . . .               34,667
Donald R. Ray (4)(6) . . . . . . . . . . . . . . . . . . . . . .              271,901
Alain Roger. . . . . . . . . . . . . . . . . . . . . . . . . . .               14,209
Kristian Siem (7). . . . . . . . . . . . . . . . . . . . . . . .               19,520
Ian C. Strachan. . . . . . . . . . . . . . . . . . . . . . . . .                9,167
J. Michael Talbert (4)(8). . . . . . . . . . . . . . . . . . . .              669,526
All directors and executive officers as a group (21 persons) (4)            3,195,225                      1%
Montag & Caldwell, Inc. (9). . . . . . . . . . . . . . . . . . .           20,882,399                      7%

---------------
(1) The business address of each director and executive officer is c/o Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046.

(2) Includes options exercisable within 60 days held by Messrs. Cahuzac (136,928), Cauthen (15,000), Grijalva (8,667), Kuehn (32,833), Lindenauer
     (8,667), Long (137,666), Loyd (1,407,354), McNamara (28,339), Monti
     (8,667), Pattarozzi (34,667), Ray (230,413), Roger (8,667), Siem (19,508),
     Strachan (8,667), Talbert (588,793) and all directors and executive officers as a group (3,190,300). Also includes rights to acquire ordinary shares under our deferred compensation plan held by Messrs. Grijalva (13,037), Kuehn (7,851) and McNamara (7,349), and all directors and executive officers as a group (28,237).

(3) As of January 31, 2003, each listed individual beneficially owned less than 1.0% of the outstanding ordinary shares.

(4)  Includes:

                                                                          All directors
                                                                          and executive
                                                                          officers as a
                Mr. Cahuzac  Mr. Cauthen  Mr. Long  Mr. Ray  Mr. Talbert      group
                -----------  -----------  --------  -------  -----------  -------------
Shares held by
Trustee under
401(k) plan. .            0            0     3,269    2,960        1,914         12,350

Shares held in
Employee Stock
Purchase Plan.        1,294          590     3,422    3,297            0         16,737

(5)  Includes 34,322 shares held in a joint account with his wife.

(6)  Includes 35,231 shares held in a joint trust account with his wife.

(7) Siem Industries, Inc. holds 1,423,720 of our ordinary shares. Mr. Siem is the Chairman and Chief Executive Officer of Siem Industries, Inc. As a result, he may be deemed a beneficial owner of those ordinary shares.

(8)  Includes 80,409 shares held in a joint account with his wife.

(9) Based on a Schedule 13G filed with the SEC on January 31, 2003. According to the filing, Montag & Caldwell, Inc. has sole dispositive power over 20,882,399 shares and does not have voting power over any shares. The address of Montag & Caldwell, Inc. is 3455 Peachtree Road, NE Suite 1200, Atlanta, Georgia 30326-3248.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     We believe all Section 16(a) reporting requirements related to our directors and executive officers were timely fulfilled during 2002 except for a late Form 4 reporting one option grant for each of Mr. Long and Mr. Cahuzac. This belief is based solely on a review of the reports required to be filed under Section 16(a) of the U.S. Securities Exchange Act of 1934 that have been furnished to us and written representations from those with filing obligations that all reports were timely filed.

                       COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

     The executive compensation committee is composed solely of nonemployee directors. It administers our executive compensation program. The committee's primary responsibility is to ensure that the executive compensation program furthers our interests and those of our shareholders.

     Our executive compensation program has three principal objectives:

     (1) to attract and retain a highly qualified and motivated management team;

     (2) to appropriately reward individual executives for their contributions to the attainment of key strategic goals; and

     (3) to link the interests of executives and shareholders through stock-based plans and performance measures.

     The committee meets with outside consultants at least annually to review and compare the level of compensation we pay or award to key executives to the compensation practices of a peer group of companies. For 2002, the primary peer group of companies used to determine compensation (base salary, annual cash bonus incentives and stock options) for key executives consisted of 14 publicly held companies which the committee believes are generally of comparable financial size, business focus and scope; however, as described below, we use a slightly different group of companies for comparison based on total shareholder return.

     The key components of our executive compensation program are base salary, annual cash bonus incentives and long-term stock incentives. The committee's policies with respect to each component of the program, including the basis for the compensation of the Chief Executive Officer, are described below. The committee consults with the Chief Executive Officer in reviewing the individual performance and compensation of key executives (other than the Chief Executive Officer). The committee reviews the Chief Executive Officer's performance and compensation at least annually.

     Base Salaries. The committee reviews at least annually the base salaries of key executive officers and determines whether salaries should be adjusted. Any adjustments are based primarily on the executive's individual performance, responsibilities and experience and salary survey information. In general, the committee's objective is to maintain executive salaries at the size-adjusted median of the salaries for comparable executives in our peer group. Executive salaries for 2002 were at the median level as compared to the peer group of companies. Accordingly, at its salary review meeting on July 10, 2002, the committee made no significant adjustment of the base salaries of the executive officers. The committee is advised by a third party executive compensation consultant. Upon Mr. Talbert's resignation as CEO and appointment as Chairman in October 2002, his salary was adjusted from $950,000 to $475,000. Upon Mr. Long's appointment as CEO in October 2002, his salary was adjusted from $500,000 to $600,000.

     Annual Cash Bonus Incentives. We award annual cash bonus incentive opportunities under the Performance Award and Cash Bonus Plan. The amount of an executive's bonus opportunity, which is expressed as a percentage of base salary, depends primarily upon that individual's position and responsibilities and bonus opportunities provided to comparable positions within our peer group. At the beginning of each year, the committee reviews and approves annual performance goals. Shortly after the end of the year, the committee determines the appropriate bonus payout levels based on the degree to which these goals have been achieved. The annual incentive program is designed to pay total annual cash compensation, which is salary plus bonus, above the median of our peer group when we meet substantially all of the goals established for an executive's bonus opportunity. Similarly, when the goals are not achieved, the program is intended to result in total annual cash compensation below the median of our peer group. The committee also has the discretion to award performance-based cash bonuses under our Long-Term Incentive Plan.

     The committee determined that the payout of an executive's 2002 bonus opportunity was to be based on the level of achievement of a company-wide financial goal, corporate goals and individual goals, as described below. The financial goal was weighted at 50%, the corporate goals at 35% and the individual goals at 15%. The committee also has discretion to make additional cash bonus awards beyond the bonus opportunity to recognize exceptional individual performance or to take account of other factors.

     The financial goal included in the 2002 bonus opportunities under our Performance Award and Cash Bonus Plan for senior executive officers, including Mr. Long, was our 2002 earnings per share (''EPS'') as compared to our budgeted EPS. Payout of the EPS goal was based on minimum, target and maximum levels of achievement. Mr. Talbert had no financial goal under our Performance Award and Cash Bonus Plan, but he had similar financial performance goals under our Long Term Incentive Plan. The corporate goals for all senior executives included in the 2002 bonus opportunities included operating excellence, technical leadership and annual goals relating to safety and customer focus programs.

     The  committee  met  in  December  2002 and February 2003 to review the EPS performance versus the goals and the attainment of the corporate goals and objectives for the year 2002. Mr. Talbert's bonus under our Performance Award Cash Bonus Plan and Long-Term Incentive Plan for the period during which he was CEO was determined by the committee to entitle him to a bonus payment of $685,000 or 114% of his bonus opportunity. Mr. Long's bonus under our Performance Award Cash Bonus Plan for the period during which he was CEO was determined by the committee to entitle him to a bonus payment of $114,000 or 114% of his bonus opportunity. Mr. Talbert's and Mr. Long's bonuses for the entire year were $735,000 and $400,000, respectively.

     Long-Term Stock Incentives. The long-term stock incentive component of our executive compensation program is designed to align executive and shareholder interests by rewarding executives for the attainment of stock price appreciation and total shareholder return.

     As a general rule, the committee administers the long-term stock incentive program through annual grants of stock options to designated executive officers and other key employees. In addition, the committee may consider the award of restricted stock based on the company's total shareholder return ("TSR") when compared to a peer group of companies, and the committee may also make special awards to individual executives and other key employees during the year on a discretionary basis. The peer group of companies used to measure our relative TSR consists of fifteen (15) publicly traded companies with a narrower focus on contract drilling and oilfield services. On July 11, 2002 the committee made stock option grants to executives, including Mr. Talbert and Mr. Long, and stock option grants to other key employees in order to further the goal of aligning the executives' and key employees' interests with those of the shareholders and to encourage management continuity. A further stock option grant was awarded to Mr. Long upon his appointment as CEO on October 9, 2002.

     Each executive officer is given a grant opportunity based on the executive's individual position and compensation survey data of our peer group. The executives are granted stock options at the 50th percentile level each year, subject to the committee's discretion to grant more or fewer options based upon company performance. Vesting of options would occur over three years. Restricted stock awards generally would only be made for company performance based upon the last year's TSR, if TSR had been above the 50th percentile. The committee determines whether or not the restricted stock grant opportunity is earned by comparing our annual TSR, calculated by considering stock price appreciation and dividends, to the total shareholder return of the companies in the peer group. Restricted stock awards would provide long-term incentive compensation between the competitive median and 75th percentile levels directly proportional to TSR performance between the 50th and 75th percentiles.

     Based upon the above criteria, on July 11, 2002, we granted Mr. Talbert options to purchase 200,000 ordinary shares at an exercise price of $28.80 per share, which was the fair market value of the ordinary shares at the date of the grant. On October 10, 2002, we granted Mr. Long options to purchase 50,000 ordinary shares at an exercise price of $18.82, which was the fair market value of the ordinary shares at the date of the grant. Based upon the formula, the executives, including Messrs. Talbert and Long, were not awarded any restricted stock. Mr. Long also received a grant of options to purchase 60,000 ordinary shares at an exercise price of $28.80 per share, which was the market value of the ordinary shares at the date of the grant, related to the portion of 2002 for which he was not CEO.

     Stock Ownership Guidelines. In 1993, the committee established guidelines designed to encourage our key executives to attain specified levels of stock ownership over a five-year period. Stock ownership goals are based on the value of the ordinary shares and are expressed as a multiple of the executive's base salary.

     Limitations  on  Deductibility  of  Non-Performance  Based  Compensation.
Section 162(m) of the U.S. Internal Revenue Code limits the tax deduction that we or our subsidiaries can take with respect to the compensation of designated executive officers, unless the compensation is ''performance-based.'' The committee expects that all income recognized by executive officers upon the exercise of stock options granted under the Long-Term Incentive Plan will qualify as performance-based compensation. The committee also believes that all restricted stock which it has awarded to date also qualifies as performance-based.

     Under the Long-Term Incentive Plan, the committee has the discretion to award performance-based cash compensation that qualifies under Section 162(m) of the U.S. Internal Revenue Code based on the achievement of objective performance goals. For 2002, Mr. Talbert was the only executive eligible for a performance-based cash award under the Long-Term Incentive Plan. The committee may determine to award compensation that does not qualify under Section 162(m) as performance-based compensation.

     Conclusion. The committee believes that the executive compensation philosophy that we have adopted effectively serves our interests and those of our shareholders. It is the committee's intention that the pay delivered to executives be commensurate with company performance.

     Ronald L. Kuehn, Jr., Chairman               Roberto L. Monti

     Richard A. Pattarozzi                        Alain Roger

EXECUTIVE COMPENSATION

     The table below shows the compensation during 2000, 2001 and 2002 of the two individuals who served as our Chief Executive Officer during 2002 and our four most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of 2002 (the "named executive officers").

                                                SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                         ANNUAL COMPENSATION                COMPENSATION AWARDS
                                --------------------------------------   ----------------------------
Name and                                                                 Restricted     Securities
------------------------                                 Other Annual       Stock       Underlying         All Other
Principal Position        Year  Salary($)  Bonus($)(1)  Compensation($)  Award($)(2)  Options/SARs(3)  Compensation($)(4)
------------------------  ----  ---------  -----------  ---------------  -----------  ---------------  ------------------
J. Michael Talbert (5) .  2002    851,042      735,000               0             0          200,000        2,318,844(6)
    Chairman              2001    896,218      625,000               0             0          175,000             86,550
                          2000    736,458      580,700               0             0          175,000             54,602

Robert L. Long . . . . .  2002    520,833      400,000               0             0          110,000          968,380(7)
    President and Chief   2001    460,494      260,039               0             0           50,000             46,938
    Executive Officer     2000    346,875      179,100               0             0           50,000             22,925

Jean P. Cahuzac. . . . .  2002    395,000      281,768        45,486(8)            0           75,000             57,547
    Executive Vice        2001    384,244      196,656        50,365(8)            0           50,000             74,708
    President, Chief      2000    328,750      173,400        86,525(8)                        50,000             40,393
    Operating Officer

Donald R. Ray. . . . . .  2002    345,000      208,061               0             0           40,000             17,300
    Executive Vice        2001    334,244      137,300               0             0           40,000             25,888
    President, Quality,   2000    381,542      189,630               0             0           40,000             24,041
    Safety, Health and
    Environment

Gregory L. Cauthen (9) .  2002    286,458      154,340               0             0           40,000             13,002
    Senior Vice           2001    176,791       53,270               0             0           30,000              1,060
    President, Chief
    Financial Officer
    and Treasurer

---------------
     (1) The amount shown as "Bonus" for a given year includes amounts earned with respect to that year but paid in the first quarter of the following year.

     (2) Represents the number of restricted shares times the market price of the shares on the date of grant. Any declared dividends are paid on all restricted shares. As of December 31, 2002, none of the named executive officers held any restricted ordinary shares.

     (3) Represents options to purchase our ordinary shares at fair market value on the date of the grants.

     (4) With respect to 2002, the amounts shown as "All Other Compensation" include the following:

                          Mr. Cahuzac  Mr. Cauthen  Mr. Long  Mr. Ray  Mr. Talbert
                          -----------  -----------  --------  -------  -----------
Matching contributions
under the Savings Plan .        8,250        6,188     8,325    3,825        7,615

Contributions under the
Supplemental Benefit
Plan . . . . . . . . . .       10,449        6,814    17,546   13,475       38,286

Defined contribution . .       38,848            0         0        0            0
international retirement
benefit plan

     (5)  Mr. Talbert served as our Chief Executive Officer until October 2002.

     (6) In addition to the items listed in footnote (4), includes a payment of $2,272,943 to Mr. Talbert in connection with the change of control provisions in his former employment agreement. See "-Employment Agreements."

     (7) In addition to the items listed in footnote (4), includes a payment of $942,509 to Mr. Long in connection with the change of control provisions in his former employment agreement. See "-Employment Agreements."

     (8) For the years 2001 and 2002, includes payments to Mr. Cahuzac relating to school fees ($30,192 and $31,876, respectively) and home country travel entitlement ($14,172 and $7,610, respectively). For the year 2000, includes payments relating to Mr. Cahuzac's relocation ($36,735) and school fees ($26,852).

     (9)  Mr. Cauthen was not employed by us in 2000.


OPTIONS GRANTED

     The table below contains information with respect to options to purchase our ordinary shares granted to the named executive officers in 2002.

                                  OPTION/SAR GRANTS IN 2002

                                                                           Potential Realizable
                                                                                Value at
                                                                           Assumed Annual Rates
                                                                               of Company
                                                                               Share Price
                                                                          Appreciation for Option
                                      Individual Grants                       Term (10 Years)
                    ---------------------------------------------------  --------------------------
                                   % of Total
                     Number of    Options/SARs
                     Securities    Granted to
                     Underlying     Company      Exercise
                    Options/SARs  Employees in    Price     Expiration
Name                  Granted         2002      ($/share)     Date(1)       5%(2)       10%(2)
------------------  ------------  ------------  ----------  -----------  -----------  -----------
J. Michael Talbert       200,000             9  $    28.80      7/10/12  $3,622,433   $9,179,956
Robert L. Long . .        60,000             3  $    28.80      7/10/12  $1,086,729   $2,753,986
                          50,000             2  $    18.82     10/10/12  $  567,356   $1,460,805
Jean P. Cahuzac. .        50,000             2  $    28.80      7/10/12  $  905,608   $2,294,989
                          25,000             1  $    18.82     10/10/12  $  283,678   $  730,402
Donald R. Ray. . .        40,000             2  $    28.80      7/10/12  $  724,486   $1,835,991
Gregory L. Cauthen        40,000             2  $    28.80      7/10/12  $  724,486   $1,835,991

---------------
     (1) The options are subject to termination prior to their expiration date in some cases where employment is terminated.

     (2) These columns show the gains the named executives and all of our shareholders could realize if our shares appreciate at a 5% or 10% rate. These growth rates are arbitrary assumptions specified by the Securities and Exchange Commission, not our predictions.

AGGREGATE OPTION EXERCISES

     The following table shows information concerning options to purchase our ordinary shares the named executive officers exercised during 2002, and unexercised options they held as of December 31, 2002:

       AGGREGATED OPTION EXERCISES IN 2002 AND 2002 YEAR-END OPTION VALUE


                                              Number of Securities
                                                   Underlying                Value of Unexercised,
                                               Unexercised Options           In-the-Money Options
                                               at Fiscal Year End             at Fiscal Year End
                                               ------------------             ------------------
                      Shares
                    Acquired on    Value
Name                 Exercise    Realized   Exercisable  Unexercisable  Exercisable(1)   Unexercisable
------------------  -----------  ---------  -----------  -------------  ---------------  --------------

J. Michael Talbert            0  $    0.00      530,459        375,001  $       991,362  $            0
Robert L. Long . .            0  $    0.00      120,999        160,001  $             0  $      219,000
Jean P. Cahuzac. .            0  $    0.00      120,261        125,001  $             0  $      109,500
Donald R. Ray. . .            0  $    0.00      217,079         80,001  $     1,523,324  $            0
Gregory L. Cauthen            0  $    0.00       10,000         60,000  $             0  $            0

---------------
     (1) The value of each unexercised in-the-money option or tandem SAR is equal to the difference between $23.20, which was the closing price of our ordinary shares on December 31, 2002, and the exercise price of the option.

DEFINED BENEFIT PLANS

     We maintain a U.S. Retirement Plan for our qualifying employees and officers and those of participating subsidiaries. In general, we base annual retirement benefits on average covered compensation for the highest five consecutive years of the final ten years of employment and years of service. We include salaries and bonuses and some personal benefits as covered compensation under the U.S. Retirement Plan. We do not include (1) amounts relating to the grant or vesting of restricted shares, the exercise of options and SARs, and receipt of tax-offset supplemental payments with respect to options, SARs or restricted shares, or (2) employer contributions under our Savings Plan or our Supplemental Benefit Plan.

     The maximum annual retirement benefit under our U.S. Retirement Plan is generally 60% of the participant's average covered compensation minus 19.5% of his or her covered social security earnings. The eligible survivors of a deceased U.S. Retirement Plan participant are entitled to a survivor's benefit under the plan. Benefits under our U.S. Retirement Plan are generally paid as life annuities.

     Eligible participants in our U.S. Retirement Plan and their eligible survivors are entitled to receive retirement and survivors benefits that would have been payable under the U.S. Retirement Plan but for the fact that benefits payable under funded pension plans are limited by federal tax laws. As a general rule, during 2002, the federal tax laws limited annual benefits under tax-qualified retirement plans to $160,000, subject to reduction in some cases, and required those plans to disregard any portion of the participant's 2002 compensation in excess of $200,000. A participant may choose to have these benefits paid either as a life annuity or in a cash lump sum upon termination of employment.

     Mr. Cahuzac is a non-U.S. citizen and participates in a defined contribution international retirement plan. He does not participate in our U.S. Retirement Plan.

     The following table contains the benefits payable to the named executive officers under our U.S. Retirement Plan and related supplemental benefit plans as of December 31, 2002:

                           DEFINED BENEFIT PLAN TABLE


                                     Estimated Annual
                                        Retirement
                    Current Years       Benefit at
Name                of Service(1)       Age 65(2)
------------------  --------------  ------------------
J. Michael Talbert             8.3  $          503,702
Robert L. Long . .            27.5  $          430,339
Donald R. Ray. . .            30.8  $          275,320
Gregory L. Cauthen             1.6  $          147,938

---------------
(1) Includes years of service with Sonat Inc. in the case of Messrs. Long and Ray.

(2) Estimated annual retirement benefit payable under the Retirement Plan and related supplemental benefit plans as a single life annuity at age 65 (based on the assumptions that the officer retires from employment with us at age 65 with average covered compensation at his retirement date equal to his 2002 covered compensation) and calculated prior to the offset for covered social security earnings.

PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return of (1) our ordinary shares, (2) the Standard & Poor's 500 Stock Index and (3) the Simmons & Company International Upstream Index over our last five fiscal years. The graph assumes that $100 was invested in our ordinary shares and each of the other two indices on December 31, 1997, and that all dividends were reinvested on the date of payment.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN

                        INDEXED TOTAL SHAREHOLDER RETURN
                       DECEMBER 31, 1997-DECEMBER 31, 2002



                               [GRAPHIC OMITTED]

                                        December 31,
                        ---------------------------------------------
                          1997    1998    1999    2000    2001   2002
                        ------  ------  ------  ------  ------  -----
Transocean              100.00   55.85   70.44   96.19   71.31  49.42
S&P 500                 100.00  128.57  155.61  141.46  124.68  97.16
Simmons Upstream Index  100.00   57.79   57.79   98.13   73.34  70.32

COMPENSATION UPON CHANGE OF CONTROL

     Some of our benefit plans provide for the acceleration of benefits in the event of a change of control of our company. A change of control generally includes acquisitions of beneficial ownership of 20% or more of our ordinary shares, changes in board composition and certain merger and sale transactions.

     Upon the occurrence of a change of control, all outstanding restricted shares granted under the Long-Term Incentive Plan will immediately vest and all options and SARs granted under the Long-Term Incentive Plan to outside directors or held by then-current employees will become immediately exercisable. In addition, the executive compensation committee may provide that if a SAR is exercised within 60 days of the occurrence of a change of control, the holder will receive a payment equal to the excess over the amount otherwise due of the highest price per ordinary share paid during the 60-day period prior to exercise of the SAR. The executive compensation committee also may provide that the holder is entitled to a supplemental payment on that excess. Those payments are in addition to the amount otherwise due on exercise. Also, upon the occurrence of a change of control, the participant will become vested in 100% of the maximum performance award he could have earned under our Performance Award and Cash Bonus Plan for the proportionate part of the performance period prior to the change of control and will retain the right to earn out any additional portion of his award if he remains in our employ.

     The Sedco Forex merger constituted a change of control under our Long-Term Incentive Plan and Performance Award and Cash Bonus Plan.

CONSULTING AGREEMENTS WITH DIRECTORS

     As part of the Sedco Forex merger and as a condition to his appointment as Chairman of the Board, we entered into a consulting agreement with Victor E. Grijalva. The consulting agreement originally contained the following material terms:

     - we will nominate Mr. Grijalva to the board of directors to serve as Chairman until his 65th birthday, at which time he will tender his resignation for action by the board of directors. Mr. Grijalva will turn 65 in July of 2003;

     - until the time of his resignation, Mr. Grijalva will provide consulting services to us, as an independent contractor, with regard to long-range planning, strategic direction and integration and rationalization matters;

     -    we will pay Mr. Grijalva $400,000 per year;

     - we will indemnify Mr. Grijalva in connection with the services he provides to the fullest extent available under our articles of association; and

     - Mr. Grijalva will be entitled to the non-cash compensation and benefits we provide to non-employee directors.

     Effective October 10, 2002, the consulting agreement was amended to provide that Mr. Grijalva would resign as Chairman of the Board but would remain as a member of the board. Mr. Grijalva agreed to resign as a consultant no later than the date of his 65th birthday. If Mr. Grijalva remains on the board after the period he serves as a consultant, he will be entitled to the same compensation and benefits (including any pro-rated cash director fees) as other non-employee members of the board in accordance with our policies.

     At the time of the R&B Falcon merger, R&B Falcon entered into a consulting agreement with Paul B. Loyd, Jr. The consulting agreement, which has now expired, contained the following material terms:

     - the term of the consulting agreement was for a period of two years following the date of Mr. Loyd's termination of employment from R&B Falcon, which occurred on January 31, 2001, and he could terminate it at any time on 30 days' advance written notice;

     - Mr. Loyd would provide consulting services with regard to strategies, policies, special projects, incentives, goals and other matters related to the development and growth of R&B Falcon for a minimum of 30 hours per month;

     - Mr. Loyd agreed not to perform substantially similar services during the term of the consulting agreement for any other company that provides offshore contract drilling services;

     - we would pay Mr. Loyd $360,000 per year and he would waive all director's fees or other remuneration that he would otherwise receive for being a member of our board of directors; and

     - Mr. Loyd would be entitled to reimbursement of expenses incurred in providing consulting services.

EMPLOYMENT AGREEMENTS

     During September and October 2000, we entered into new agreements with some of our executive officers, including Messrs. Talbert, Long, Ray, Brown and Ms. Koucouthakis. These agreements replaced employment agreements entered into prior to the Sedco Forex merger. The prior agreements provided that the occurrence of a change in control triggered provisions that allowed executives to leave for any reason during a specified period following the change of control and receive the payments defined in the employment agreements, which generally guaranteed a minimum salary and bonus for a period of three years. The Sedco Forex merger triggered these provisions, and as a result, the executives could have left for any reason during January 2001 and received the payments under the employment agreements. In order to induce the executives to remove such right and remain with our company, we offered the executives either (a) a cash payment equivalent to the amount otherwise due under the employment agreement as if the executive left in January 2001 to be vested and paid, with interest, over a three year period in equal annual installments commencing January 2002, in exchange for termination of the employment agreement (such amounts would become payable if the executive remained employed, and would become payable in a lump sum if the executive's termination occurred due to death, disability or termination without cause, or due to certain reductions in authority or base salary), or (b) an extension of the existing employment agreement for three years beyond the current one month trigger period with a first term of 18 months during which the employee commits to remain with our company, followed by an additional term of 18 months (commencing July 1, 2002) during which the employee can self trigger the payment rights to predetermined amounts, with interest, under the employment agreement by terminating his or her employment. Mr. Brown and Ms. Koucouthakis entered into agreements described in clause (a) of the foregoing sentence, and Messrs. Talbert, Long and Ray entered into agreements described in clause (b) of the foregoing sentence. None of the new agreements contain change of control provisions. The agreements with Messrs. Talbert, Long, and Ray provide that in the event the payments called for under the agreement would subject the executive to an excise tax under Section 4999 of the U.S. Internal Revenue Code, the executive will be entitled to receive an additional "gross-up" payment in some circumstances. Mr. Ray has indicated that he plans to retire at the end of this year, which would trigger the payment of $1,794,212 excluding interest.

     In May 2002, Mr. Long entered into an agreement revoking his employment agreement described above, which had provided him a right to leave for any reason and receive his change of control payments. The new agreement provides for a cash payment of $2,142,756 to be vested and paid, with interest, over a three year period in equal annual installments beginning June 1, 2002. The amount of this payment is approximately equal to the amount Mr. Long would have been entitled to receive under his employment agreement if his employment had been terminated in January 2001.

     In October 2002, in connection with the change in his duties with the Company, Mr. Talbert entered into an agreement revoking his employment agreement described above, which had provided him a right to leave for any reason and receive his change of control payments. The new agreement provides for the reduction in his annual salary to $475,000 and a cash payment of $4,877,593 to be vested and paid, with interest, over a three year period in equal annual installments beginning October 2002. The amount of this payment is approximately equal to the amount Mr. Talbert would have been entitled to receive under his prior employment agreement if his employment had been terminated in January 2001. The agreement also provides that Mr. Talbert will tender his resignation as

Chairman of the Board for action by the board of directors on the earliest to occur of any regularly scheduled meeting of the board of directors in October 2004 and October 16, 2004.

     Neither Mr. Cahuzac nor Mr. Cauthen is a party to an employment agreement with us.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the executive compensation committee of the board of directors during the last completed fiscal year were Mr. Kuehn, Chairman, and Messrs. Monti, Pattarozzi and Roger. There are no matters relating to interlocks or insider participation that we are required to report.

                              CERTAIN TRANSACTIONS

     We own a 50 percent interest in an unconsolidated joint venture company, Overseas Drilling Limited ("ODL"), which owns the drillship Joides Resolution. DSND Inc. owns the other 50 percent interest in ODL. Our director, Kristian Siem, is the chairman of DSND and is also a director and officer of ODL. We provide operational and management services to ODL, and we earned $1.2 million for these services in 2002. ODL also reimburses us for costs which we incur in connection with these services. ODL loaned $1 million to each of DSND and us in March 2003. These loans are to be repaid in September 2003 and do not bear interest if repaid on time. Mr. Siem is also chairman and chief executive officer of Siem Industries, Inc., which owns more than a 50 percent interest in DSND.


                 PROPOSAL TO AMEND OUR LONG-TERM INCENTIVE PLAN

DESCRIPTION OF THE PROPOSAL

     Our board of directors has unanimously adopted a resolution to submit to a vote of our shareholders a proposal to amend our Long-Term Incentive Plan to allow grants of incentive stock options for an additional ten year period to May 1, 2013, and to allow a continuing right to grant stock options and share appreciation rights to our outside directors. The provisions of the Long-Term Incentive Plan relating to grants to outside directors and grants of incentive stock options will terminate on May 1, 2003 unless shareholders approve this proposal. The board believes that the amendment is necessary to attract and retain qualified outside directors and to allow flexibility in the types of stock options that we award under the incentive plan.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO OUR LONG-TERM INCENTIVE PLAN.

PRINCIPAL PROVISIONS OF THE LONG-TERM INCENTIVE PLAN

     The following summary of the incentive plan is qualified by reference to the full text of the proposed amended and restated plan, which is attached as Appendix B to this proxy statement.

     The incentive plan is administered by the executive compensation committee of the board of directors, all of the members of which are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the U.S. Internal Revenue Code. It is intended that the grant of awards under the amended incentive plan, after approval by shareholders, will satisfy the requirements of
Section 162(m) of the code, as applicable to limitations on deductions of compensation expenses in excess of $1 million for certain executive officers.

     The committee designates the employees of our company and our subsidiaries and affiliated companies to be granted awards under the incentive plan and the type and amount of awards to be granted. The committee has authority to interpret and amend the incentive plan, adopt administrative regulations for the operation of the incentive plan and determine and amend the terms of awards to employees under the incentive plan. However, the committee has no authority to vary the amount or terms of awards to outside directors from those set forth in the incentive plan.

     Under the incentive plan, options to purchase ordinary shares, share appreciation rights in tandem with options, freestanding share appreciation rights, restricted shares and cash performance awards may be granted to employees at the discretion of the committee. The committee may provide for a supplemental cash payment upon the exercise of an option or share appreciation right to cover the employee's tax burden associated with the exercise. In addition, the incentive plan provides for automatic awards to outside directors of options to purchase 4,000 ordinary shares at the time the individual becomes one of our directors and options to purchase 6,000 ordinary shares after each annual meeting of our shareholders at which the individual remains or is reelected as a director. Outside directors who reside in Norway may elect to receive share appreciation rights instead of these option grants.

     The aggregate number of ordinary shares that may be issued under the incentive plan may not exceed 18,900,000 shares with respect to awards to employees, reduced by the number of shares that have previously been issued with respect to awards to employees. Cash tax-offset supplemental payments will not count against these limits. Lapsed, forfeited or canceled awards, including options canceled upon the exercise of tandem share appreciation rights, will not count against these limits and can be regranted under the incentive plan. If the exercise price of an option is paid in ordinary shares or if ordinary shares are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares will also not count against the above limits. No employee may be granted options or restricted shares with respect to more than 600,000 ordinary shares in any fiscal year. The aggregate number of ordinary shares subject to awards to outside directors may not exceed 600,000. The aggregate number of ordinary shares subject to awards of freestanding share appreciation rights to employees may not exceed 300,000. The aggregate number of restricted shares which may be issued from and after January 31, 2001 from the 18,900,000 shares then reserved under the plan may not exceed 2,000,000. The shares issued under the incentive plan may be ordinary shares held in treasury or authorized but unissued ordinary shares.

     Our officers are eligible to participate in the incentive plan, as are employees of our company and our subsidiaries, and of partnerships or joint ventures in which we and our subsidiaries have a significant ownership interest, as determined by the committee. Our outside directors are automatically granted options or, for outside directors residing in Norway, share appreciation rights that have the terms specified in the incentive plan. Outside directors are not eligible for any other awards under the incentive plan. Approximately 350 current employees and all of our current outside directors have received awards under the incentive plan. All of our employees are eligible to receive awards under the incentive plan at present.

     Each stock option and SAR granted to a director has a ten-year term and becomes exercisable in equal annual installments on the first, second and third anniversaries of the date of grant assuming continued service on the board. In the event of an outside director's retirement in accordance with the board's retirement policy or his earlier death or disability, or in the event of a change of control of our company, options and SARs will become immediately exercisable and will remain exercisable for the remainder of their ten-year term. Options and SARs will terminate 60 days after an outside director leaves the board for any other reason. However, if that person ceases to be a director for our convenience, as determined by the board, the board may at its discretion accelerate the exercisability and retain the original term of those options and SARs.

     The committee determines, in connection with each option awarded to an employee, the exercise price, whether that price is payable in cash, ordinary shares or by cashless exercise, the terms and conditions of exercise, whether the option will qualify as an incentive stock option under the U.S. Internal Revenue Code, or a non-qualified option, restrictions on transfer of the option and other provisions not inconsistent with the incentive plan. The committee is also authorized to grant share appreciation rights to incentive plan participants, either as freestanding awards or in tandem with an option. Every share appreciation right entitles the participant, upon exercise of the share appreciation right, to receive in cash or ordinary shares a value equal to the excess of the market value of a specified number of ordinary shares at the time of exercise, over the exercise price established by the committee. The incentive plan requires that the exercise price of options and share appreciation rights be at least equal to fair market value on the date of grant, except with respect to options granted within 90 days of the closing of our initial public offering in June 1993. The term of options and share appreciation rights under the incentive plan may not exceed 10 years, except that the committee may extend the term for up to one year following the death of the participant.

     The committee is authorized to grant employees awards of restricted shares. The committee determines the terms, conditions, restrictions and contingencies applicable to awards of restricted shares. Awards of restricted shares may be designated as "qualified performance-based compensation" under
Section 162(m) of the U.S. Internal Revenue Code. The performance goals will be based on the same criteria as the cash performance awards discussed below.

     The committee may also provide for cash performance awards to employees based on the achievement of one or more objective performance goals. Cash performance awards may be designated as "qualified performance-based compensation" under Section 162(m) of the U.S. Internal Revenue Code. If so designated, the cash performance awards will be contingent upon our performance during the performance period, as measured by targets established by the committee, based on any one or more of:

     -    sales;

     -    operating profits;

     -    operating profits before interest expense and taxes;

     -    net earnings;

     -    earnings per share;

     -    return on equity;

     -    return on assets;

     -    return on invested capital;

     -    total shareholder return;

     -    cash flow;

     -    debt-to-equity ratio;

     -    market share;

     -    stock price;

     -    economic value added; and

     -    market value added.

     Such performance measures may be applied to us on a consolidated basis and to a business unit, as an absolute measure or as a measure relative to a peer group of companies. The committee will establish the performance objectives for an award in writing no later than 90 days after beginning of the fiscal year to which the award relates.

     We have not granted any incentive options to date under the plan but could determine to do so in the future.

     The number and kind of shares covered by the incentive plan and by outstanding awards under the incentive plan and the exercise price of outstanding awards are subject to adjustment in the event of any:

     -    reorganization;

     -    recapitalization;

     -    stock dividend;

     -    stock split;

     -    merger;

     -    consolidation;

     -    extraordinary cash dividend;

     -    split-up;

     -    spin-off;

     -    combination; or

     -    exchange of shares.

     Upon the occurrence of a change of control, following the grant of an award, (1) all outstanding restricted shares will immediately vest, (2) all options and share appreciation rights held by outside directors will become immediately exercisable and will remain exercisable for the remainder of their term, and (3) all outstanding options, tandem share appreciation rights and freestanding share appreciation rights held by then-current employees will become immediately exercisable and will remain exercisable for the remainder of their term.

     The incentive plan is not limited in duration by its terms. However, pursuant to Section 422(b)(2) of the U.S. Internal Revenue Code, no option that is intended to constitute an incentive stock option may currently be granted under the incentive plan after May 1, 2003. Also, the provisions of the incentive plan relating to outside directors will terminate on May 1, 2003. The proposal to amend our incentive plan would extend the period during which incentive stock options may be granted for an additional ten years to May 1, 2013 and extend indefinitely the right to grant stock options and share appreciation rights to our outside directors. Our board of directors may at any time amend, suspend or terminate the incentive plan, but in doing so cannot adversely affect any outstanding awards without the grantee's written consent. In addition, the board of directors may not increase the number of shares reserved for issuance under the incentive plan or change the minimum option or share appreciation right price without shareholder approval.

     The amount and type of awards to be granted in the future under the incentive plan to the named officers, to all executive officers as a group and to all other employees are not currently determinable.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the general rules of present U.S. federal income tax law relating to the tax treatment of incentive stock options, non-qualified stock options, share appreciation rights, restricted shares awards and cash performance awards issued under the incentive plan. The discussion is general in nature and does not take into account a number of considerations that may apply based on the circumstances of a particular participant under the incentive plan, including the possibility that a participant may not be subject to U.S. federal income taxation. When the terms "we", "our" or "our company" is used in this section, the term is understood to mean the principal U.S. operating subsidiary of Transocean.

Options

     Some of the options issuable under the incentive plan may constitute "incentive stock options" within the meaning of Section 422 of the U.S. Internal Revenue Code, while other options granted under the incentive plan will be non-qualified stock options. The U.S. Internal Revenue Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded non-qualified stock options. Upon the grant of either form of option, the optionee will not recognize income for tax purposes and we will not receive any deduction. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. However, the difference between the exercise price of the incentive stock option and the fair market value of the shares at the time of exercise is an item of tax adjustment that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise, which is referred to as a disqualifying disposition) any gain will be taxed to the optionee as mid-term or long-term capital gain, depending on the actual holding period from the exercise date. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable ordinary income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as a capital gain or loss. No deduction is available to us upon the exercise of an incentive stock option (although a deduction may be available if the employee sells the shares acquired upon exercise before the applicable holding period expires) whereas upon exercise of a non-qualified stock option, we are entitled to a deduction in an amount equal to the income recognized by the employee. Except in the case of the death or disability of an optionee, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee's termination of employment other than upon death or disability of an optionee cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead.

     Share Appreciation Rights

     The amount of any cash or the fair market value of any share received by the holder upon the exercise of share appreciation rights under the incentive plan will be subject to ordinary income tax in the year of receipt, and we will be entitled to a deduction for that amount.

     Restricted Share Awards

     Generally, a grant of ordinary shares under the incentive plan that are subject to vesting and transfer restrictions will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to us in the year of the grant. The value of the shares will generally be taxable to the recipient as compensation income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions terminate, less any consideration paid for the shares. Any recipient, however, may elect pursuant to Section 83(b) of the U.S. Internal Revenue Code to treat the fair market value of the shares on the date of a grant as compensation income in the year of the grant of restricted shares, provided the recipient makes the election pursuant to Section 83(b) within 30 days after the date of the grant. In any case, we will receive a deduction for U.S. federal income tax purposes corresponding in amount to the amount of compensation included in the recipient's income in the year in which that amount is so included.

     Cash Performance Awards

     Cash performance awards are taxable income to the recipient for U.S. federal income tax purposes at the time of payment. The recipient will have compensation income equal to the amount of cash paid, and we will have a corresponding deduction for U.S. federal income tax purposes.

     Other

     In general, a U.S. federal income tax deduction is allowed to us in an amount equal to the ordinary income recognized by a participant with respect to awards under the incentive plan, provided that such amount constitutes an ordinary and necessary business expense of our company, that such amount is reasonable, and that the qualified performance-based compensation requirements of Section 162(m) of the U.S. Internal Revenue Code are satisfied. We will not be entitled to a deduction with respect to payments to employees that are contingent upon a change of control if those payments are deemed to constitute "excess parachute payments" under Section 280G of the U.S. Internal Revenue Code and do not qualify as reasonable compensation pursuant to that section; such payments will subject the recipients to a 20% excise tax.

     A participant's tax basis in shares acquired upon exercise of an option under the incentive plan is equal to the sum of the price paid for the shares, if any, and the amount of ordinary income recognized by the participant upon receipt of the shares. The participant's holding period for the shares begins upon receipt of the shares. If a participant sells the shares, any difference between the amount realized in the sale and the participant's tax basis in the shares is taxed as long-term, mid-term or short-term capital gain or loss (provided the shares are held as a capital asset on the date of sale) depending on the participant's holding period for the shares.

               PROPOSAL TO AMEND OUR EMPLOYEE STOCK PURCHASE PLAN

DESCRIPTION OF THE PROPOSAL

     Our board of directors has unanimously adopted a resolution to submit to a vote of our shareholders a proposal to amend our Employee Stock Purchase Plan to increase the number of ordinary shares reserved for issuance under the stock purchase plan from 1,500,000 to 2,500,000. The purpose of our stock purchase plan is to encourage and assist our employees to acquire an equity interest in the company through the purchase of ordinary shares. Our board of directors believes the stock purchase plan is achieving its purpose, and desires to have sufficient shares authorized for issuance under the plan to continue participation by our employees. We currently have 225,984 authorized shares remaining for issuance under the plan, and, based on current enrollment, we do not believe we would have a sufficient number of shares available at the end of the current plan year to meet the participants' purchase needs. The stock purchase plan will terminate after all of our ordinary shares covered by the stock purchase plan have been purchased, unless our board of directors terminates the plan earlier.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO OUR EMPLOYEE STOCK PURCHASE PLAN.

PRINCIPAL PROVISIONS OF THE EMPLOYEE STOCK PURCHASE PLAN

     The following summary of the employee stock purchase plan is qualified by reference to the full text of the proposed amended and restated plan, which is attached as Appendix C to this proxy statement.

     Under the stock purchase plan, all full-time employees of Transocean Inc. and any subsidiary that has, with the consent of Transocean Inc.'s board of directors, adopted the stock purchase plan who do not own, or hold options to acquire, five percent or more of the total combined voting power or value of our ordinary shares, are eligible to participate in the stock purchase plan. Participants in the stock purchase plan may purchase our ordinary shares through payroll deductions on an after-tax basis over a plan year beginning on each January 1 and ending on the following December 31 during the term of the stock purchase plan. A participant's right to participate in the stock purchase plan terminates immediately when a participant ceases to be employed by us. An employee may elect to participate in the stock purchase plan as of any January 1 following his or her completion of six consecutive months of employment. A participant may elect to make contributions each pay period in an amount not less than two percent of the participant's monthly compensation, with no dollar minimum, subject to a monthly limitation equal to twenty percent of his base monthly earnings or such other amount established by the our board of directors finance and benefits committee, taking into account a "maximum share limitation." The maximum share limitation is the number of ordinary shares derived by dividing $25,000 by the fair market value, as defined below, of ordinary shares determined as of the first trading day of the plan year. The contributions will be held in trust during a plan year, and interest will be credited to the participant's account. Unless a participant elects otherwise, the dollar amount in the participant's account at the end of the plan year will then be used to purchase as many whole ordinary shares as the funds in his or her account will allow subject to the maximum share limitation. The purchase price for the stock will be 85 percent of the lesser of (1) its fair market value on the first trading day of the plan year or (2) its fair market value on the last trading day of the plan year. "Fair market value" means the closing composite sales price per ordinary share on the New York Stock Exchange on the applicable date. Any cash remaining in the participant's account is refunded to the participant unless the finance and benefits committee of the board of directors decides, in its discretion, to carry over the excess enrollments to the following plan year.

     If the participant elects not to purchase ordinary shares at the end of the plan year, such participant will receive a return of his or her payroll deductions during the plan year plus the interest accrued on such deductions. At the end of each plan year, participants will receive a statement of their account balances, including interest earned and the number of whole ordinary shares purchased and in the accounts. Any dividends on ordinary shares held in a participant's account will be credited to his or her account. A participant may elect to withdraw his or her entire contributions for the current year from the stock purchase plan at any time prior to the purchase of our ordinary shares. Any participant who so elects will receive his or her entire account balance, including interest and dividends, if any. A participant who suspends his or her payroll deductions or withdraws contributions cannot resume participation in the stock purchase plan during that plan year and must reenroll in the stock purchase plan the following year in order to participate. A participant may also elect at any time to withdraw ordinary shares held in his or her account for at least one year. Although the plan provides that a participant may not sell ordinary shares held in the participant's account for less than three months, this restriction has been waived by the finance and benefits committee. In the event of a participant's death, amounts credited to his or her account, including interest and dividends, if applicable, will be paid in cash, and a certificate for any ordinary shares will be delivered to his or her designated beneficiaries or other legal representative.

     Our board of directors generally may amend or terminate the stock purchase plan at any time, provided that approval of our shareholders must be obtained for any amendment to the stock purchase plan if required under Section 423 of U.S. Internal Revenue Code or any other applicable law or regulation. Section 423 of the U.S. Internal Revenue Code currently requires shareholder approval of a plan amendment that would change the number of shares reserved for issuance under the stock purchase plan. The shares to be issued pursuant to the stock purchase plan may be ordinary shares held in treasury or authorized but unissued ordinary shares.

     The amount and type of awards to be granted in the future under the stock purchase plan to the named officers, to all executive officers as a group and to all other employees are not currently determinable.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the general rules of present U.S. federal income tax law relating to the tax treatment of the ordinary shares purchased under the stock purchase plan. The discussion is general in nature and does not take into account a number of considerations that may apply based on the circumstances of a particular participant under the stock purchase plan, including the possibility that a participant may not be subject to U.S. federal income taxation. When the term "we," "our" or "our company" is used in this section, the term is understood to mean the principal U.S. operating subsidiary of Transocean.

     The stock purchase plan is intended to qualify as an "employee stock purchase plan" under the provisions of Section 423 of the U.S. Internal Revenue Code. A participant under the stock purchase plan is not subject to U.S. federal income taxation when ordinary shares are purchased under the plan, even though such shares are purchased at 85% of the lesser of the fair market value on the first trading day of the calendar year or the fair market value on the last trading day of the calendar year. A participant, however, will recognize taxable ordinary income upon disposition of the ordinary shares acquired under the stock purchase plan if such shares are disposed of in a "disqualifying disposition," which is a disposition of the shares before the later of (1) two years from the date a right to purchase stock was issued under the plan or (2) one year from the date that shares acquired under the plan were transferred to the participant. This taxable income will be recognized in the year of the disqualifying disposition and will equal the amount by which the fair market value of the shares on the purchase date exceeds the purchase price of the shares, but in no event will the income recognized exceed the sales proceeds for such shares reduced by the purchase price for such shares. Any additional gain or loss recognized on the disqualifying disposition of the shares will be short-term or long-term capital gain or loss, depending on the length of time the participant has held the shares after the exercise of the purchase right. If a participant sells or otherwise disposes of his or her shares after the above holding period so that there is no disqualifying disposition or in the event of a participant's death (whenever occurring), the participant (or the participant's estate in the event of death) would realize ordinary income, in the year of the qualifying disposition, equal to the lesser of (1) the excess of the fair market value of the shares at the time of the disposition over the purchase price or (2) the excess of the fair market value of the shares at the time the purchase right was granted over the purchase price. Any additional gain or loss recognized on the qualifying disposition of the shares will be long-term capital gain or loss. If a participant sells the ordinary shares acquired under the stock purchase plan, assuming there is no disqualifying disposition, any difference between the amount realized in the sale and the participants' tax basis in the shares (which would include any ordinary income recognized with respect to the shares) is taxed as long-term or short-term capital gain or loss, provided the shares are held as a capital asset on the date of sale, and depending on the participant's holding period for the shares.

     We are entitled to a deduction for U.S. federal income tax purposes for dispositions of shares acquired by a participant in the stock purchase plan only to the extent that the participant realizes ordinary income as a result of a disqualifying disposition of shares acquired under the stock purchase plan. Any such deduction is subject to the limitations of Section 162(m) of the U.S. Internal Revenue Code.

                                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information concerning securities authorized for issuance under our equity compensation plans as of December 31, 2002.


                                                                                         Number of securities
                                                                                       remaining available for
                            Number of securities to be    Weighted-average exercise     future issuance under
                              issued upon exercise of       price of outstanding      equity compensation plans
                               outstanding options,         options, warrants and       (excluding securities
                                warrants and rights                rights              reflected in column (a))
Plan Category                           (a)                          (b)                         (c)
--------------------------  ---------------------------  ---------------------------  --------------------------
Equity compensation plans
    approved by security
    holders (1) (2) . . .                    15,522,950  $                     28.10                   9,273,465
                            ---------------------------  ---------------------------  --------------------------
Equity compensation plans
    not approved by
    security holders (3).                             -                            -                           -
                            ---------------------------  ---------------------------  --------------------------
Total . . . . . . . . . .                    15,522,950  $                     28.10                   9,273,465
                            ===========================  ===========================  ==========================

---------------
(1) Includes 7,306,631 shares to be issued upon exercise of options with a weighted average exercise price of $23.22 that were granted under (a) our Sedco Forex Employees Option Plan in connection with the Sedco Forex merger, which was approved by our shareholders, and (b) equity compensation plans of R&B Falcon assumed by us in connection with the R&B Falcon merger, which was approved by our shareholders.

(2) In addition to stock options, we are authorized to grant awards of restricted stock under our Long Term Incentive Plan, and 1,959,877 ordinary shares are available for future issuance pursuant to grants of restricted stock under this plan.

(3) Does not include any shares that may be distributed under our deferred compensation plan, which has not been approved by our shareholders. Under this plan, our directors may defer any fees or retainers by investing those amounts in Transocean ordinary share equivalents or in other investments selected by the administrative committee. Amounts that are invested in the ordinary share equivalents at the time of distribution are distributed in ordinary shares. There is no limit on the number of shares directors may acquire under this plan. As of December 31, 2002, our directors had purchased 27,688 Transocean ordinary share equivalents under this plan.

                              SELECTION OF AUDITOR

     We have selected Ernst & Young LLP as our auditor for the 2003 calendar year. Ernst & Young LLP served as our auditor for the 2002 calendar year. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the Board of Directors has decided to ask our shareholders to approve this appointment. Approval of our appointment of Ernst & Young LLP to serve as independent auditors for the year 2003 requires the affirmative vote of holders of at least a majority of the ordinary shares present in person or by proxy at the meeting and entitled to vote on the matter. If the shareholders do not approve the appointment of Ernst & Young LLP, the Board of Directors will consider the appointment of other independent auditors. A representative of Ernst & Young LLP is expected to be present at the annual general meeting with the opportunity to make a statement if so desired and to respond to appropriate questions.

                         FEES PAID TO ERNST & YOUNG LLP

     Ernst  &  Young  LLP has billed us fees as set forth in the table below for
(i) the audit of our annual financial statements and reviews of quarterly financial statements, (ii) financial information systems design and implementation work rendered in 2002 and (iii) all other services rendered in 2002.

                                                                  All Other Fees
                            Financial Information  ------------------------------------------
                              Systems Design and   Audit-Related                  Total of
                  Audit Fees  Implementation Fees       Fees         Other     All Other Fees
                  ----------  -------------------       ----         -----    ---------------
Fiscal year 2002  $  400,000  $                 0  $   1,815,060  $1,106,639  $     2,921,699

     The audit committee pre-approves all auditing services, review or attest engagements and permitted non-audit services to be performed by our independent auditor, subject to the some de minimis exceptions for non-audit services which are approved by the audit committee prior to the completion of the annual audit. The audit committee has considered whether the provision of services rendered in 2002 other than the audit of our financial statements and reviews of quarterly financial statements was compatible with maintaining the independence of Ernst & Young LLP and determined that the provision of such services was compatible with maintaining such independence.

                                  HOUSEHOLDING

     The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

     As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at Eric B. Brown, Secretary, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046, telephone number (713) 232-7500. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2002 annual report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

                  2002 ANNUAL GENERAL MEETING OF SHAREHOLDERS

     At our last Annual General Meeting held on May 9, 2002, our shareholders elected Ronald L. Kuehn, Jr., Paul B. Loyd, Jr., Roberto Monti and Ian C. Strachan as directors, approved the appointment of Ernst & Young LLP as our independent auditors for 2002 and approved the change of our name to "Transocean Inc." Since the 2002 Annual General Meeting, our articles and memorandum of association have not been amended, other than to reflect the name change, and no meetings of shareholders have been held.

                           PROPOSALS OF SHAREHOLDERS

     Shareholder Proposals in the Proxy Statement. Rule 14a-8 under the Securities Exchange Act of 1934 addresses when a company must include a shareholder's proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2004 annual general meeting, your proposals must be received at our principal executive offices, 4 Greenway Plaza, Houston, Texas 77046, by no later than November 28, 2003. However, if the date of the 2004 annual general meeting changes by more than 30 days from the anniversary of the 2003 annual general meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials. We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

     Shareholder Proposals and Nominations for Directors to Be Presented at Meetings. If you desire to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in our articles of association. Our articles of association provide generally that, if you desire to propose any business at an annual general meeting, you must give us written notice not less than 90 days prior to the anniversary of the originally scheduled date of the immediately preceding annual general meeting. However, if the date of the forthcoming annual general meeting is more than 30 days before or after that anniversary date, the deadline is the close of business on the tenth day after we publicly disclose the meeting date. The deadline under our articles of association for submitting proposals will be February 8, 2004 for the 2004 annual general meeting unless it is more than 30 days before or after the anniversary of the 2003 annual general meeting. Your notice must set forth:

     - a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting;

     -    your  name  and  address;

     - a representation that you are a holder of record of our ordinary shares entitled to vote at the meeting, or if the record date for the meeting is subsequent to the date required for shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting, and, in either case, intend to appear in person or by proxy at the meeting to propose that business; and

     -    any  material  interest  you  have  in  the  business.

     If you desire to nominate directors at an annual general meeting, you must give us written notice within the time period described in the preceding paragraph. If you desire to nominate directors at an extraordinary general meeting at which the board of directors has determined that directors will be elected, you must give us written notice by the close of business on the tenth day following our public disclosure of the meeting date. Notice must set forth:

     - your name and address and the name and address of the person or persons to be nominated;

     - a representation that you are a holder of record of our ordinary shares entitled to vote at the meeting or, if the record date for the meeting is subsequent to the date required for that shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting and, in either case, setting forth the class and number of shares so held, including shares held beneficially;

     - a representation that you intend to appear in person or by proxy as a holder of record at the meeting to nominate the person or persons specified in the notice;

     - a description of all arrangements or understandings between you and each nominee you proposed and any other person or persons under which the nomination or nominations are to be made by you;

     - any other information regarding each nominee you proposed that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

     -    the  consent  of  each  nominee  to serve as a director if so elected.


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
     The chairman of the meeting may refuse to transact any business or to acknowledge the nomination of any person if you fail to comply with the foregoing procedures.

     You may obtain a copy of our articles of association, in which these procedures are set forth, upon written request to Eric B. Brown, Secretary, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046.

                                                                      APPENDIX A

                                   TRANSOCEAN

                             AUDIT COMMITTEE CHARTER



PURPOSE

     The Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the Company's financial statements contained in the annual report to stockholders; the Company's systems of internal control regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes in general. Consistent with this oversight function, the Audit Committee encourages continuous improvement of and fosters adherence to the company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Company's independent auditors and internal audit function.

     - Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors.

     - Prepare the audit committee report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in the section on Committee Authority and Responsibilities.

COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of at least three active members of the Board, each of whom shall be independent directors, as defined by the New York Stock Exchange, the rules and regulations of the Commission and applicable law, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In no event shall an active or retired officer or employee of the Company be a member of the Committee.

     The proposed committee members and Chairman of the Audit Committee shall be recommended to the Board of Directors by the Corporate Governance Committee. All members of the committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

MEETINGS

     The Audit Committee shall meet as often as it determines but not less frequently than quarterly. The Committee should meet periodically with the internal auditors and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to retain or terminate the independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

     The Audit Committee shall pre-approve all auditing services, review or attest engagements and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may establish policies and procedures for purposes of such pre-approval to the extent allowed by applicable law and regulations.

     The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority to retain, dismiss or replace independent legal, accounting or other advisors. The Audit Committee shall have the sole authority to approve the fees and other retention terms for any advisors employed by the Audit Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     A.   WITH REGARD TO THE INDEPENDENT AUDITORS

          1. Review at least annually plans for the scope of the independent auditors' activities, including the auditors' performance of non-audit services, and expected fees to be incurred therefor, the auditors' report of findings resulting from examination of the Company's records and systems of internal accounting controls, and matters affecting their independence in the performance of the audit of Company accounts.

          2. Review with Internal Audit and the independent auditors their annual audit plans, including the degree of coordination of the respective plans. The Committee should inquire as to the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal accounting controls.

          3. Have a clear understanding with the independent auditors that they are ultimately accountable to the Audit Committee, as representatives of the shareholders, and that these shareholder representatives have ultimate authority and responsibility to engage, evaluate, and if appropriate, terminate their services. To this end, the Committee will have the exclusive authority with regard to the appointment or discharge of the independent auditors.

          4. On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend appropriate action to ensure the continuing independence of the auditors. Evaluate whether the provision of permitted non-audit services is compatible with maintaining the auditors' independence.

          5. Review with the independent auditors the cooperation received from Management during the course of the audit and extent of any restrictions that may have affected their examination.


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
          6.   Review  and  discuss  reports  from  the independent auditors on:

               -    All  critical  accounting policies and practices to be used;

               - All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with Management, including ramification of the use of such alternative disclosures and treatments; and the treatment preferred by the independent auditors;

               - Other material written communications between the independent auditors and the Management, such as any management letter or schedule of unadjusted differences.

          7. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     B. WITH REGARD TO THE COMPANY'S FINANCIAL STATEMENTS AND FOOTNOTES, AND INTERNAL ACCOUNTING CONTROL SYSTEMS

          1. Review the Annual Report and footnotes thereto prior to its publication, and discuss with the independent auditors any significant transactions not a normal part of the Company's business, significant adjustments proposed by them, and comments submitted by the independent auditors concerning the Company's system of internal accounting control together with Management's actions to correct any deficiencies noted.

          2. Review with the independent auditors the quality, not just the acceptability, of the company's accounting principles as applied in its financial reporting in terms of clarity of disclosures, degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by the Company in preparing the financial disclosures.

          3. Review steps taken to assure compliance with the Company's policy regarding conflicts of interest and business ethics.

          4. Review transactions or relationships between the Company and any Director, Officer, or shareholder owning more than 5% of the Company's common stock (including any family members of the foregoing), and make recommendation to the Board of Directors concerning whether such relationships should continue.

          5. Ascertain that appropriate reporting of such transactions or relationships is made to the Commission or other regulatory agencies.

          6. Review the quality and depth of staffing of the Company's financial, accounting, and internal audit personnel.

          7. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein or instances of fraud involving management or other employees who have a significant role in the Company's internal controls.

          8. Review and discuss with management and the independent auditors the annual audited financial statements, and based upon the review and discussion decide whether to recommend to the Board that the audited financial statements should be included in the Company's Form 10-K.


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
     C.   WITH  REGARD  TO  THE  COMPANY'S  INTERNAL  AUDITORS

          1. Review the scope of the internal auditors' activities, their report of findings resulting from the examination of the Company's records, operations, and systems of internal accounting controls, and matters affecting their independence in the performance of the audit of Company accounts, including the cooperation received from Management during the course of any audit, and the extent of any restrictions that may have affected their examination.

     D.   OTHER  RESPONSIBILITIES

          1. Review expense accounts and executive perquisites of the Company's senior officers.

          2. Review litigation involving claims by shareholders of wrongdoing by or against directors, officers, or independent auditors of the Company.

          3. Review and update this Charter periodically, at least annually, as conditions dictate.

          4.   Annually  review  the  Audit  Committee's  own  performance.

          5. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

     Unless he or she believes to the contrary (in which case, he or she will advise the Audit Committee of such belief), each member of the Audit Committee shall be entitled to assume and rely on (1) the integrity of those persons and organizations within and outside the Company that it receives information from and (2) the accuracy of the financial, legal and other information provided to the Audit Committee by such persons or organizations.

                                                                      APPENDIX B

             PROPOSED AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

                                       OF

                                 TRANSOCEAN INC.

                (As Amended and Restated Effective May 8, 2003)

                                   I.  GENERAL

1.1  PURPOSE  OF  THE  PLAN

     The Long-Term Incentive Plan (the "Plan") of Transocean Inc., a Cayman Islands exempted company (the "Company"), is intended to advance the best interests of the Company and its subsidiaries by providing Directors and employees with additional incentives through the grant of options ("Options") to purchase ordinary shares, par value US $0.01 per share of the Company ("Ordinary Shares"), share appreciation rights ("SARs"), restricted Ordinary Shares ("Restricted Shares") and cash performance awards ("Cash Awards"), thereby increasing the personal stake of such Directors and employees in the continued success and growth of the Company.

1.2  ADMINISTRATION  OF  THE  PLAN

     (a) The Plan shall be administered by the Executive Compensation Committee or other designated committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") which shall consist of at least two Directors, all of whom (i) are not eligible for awards under Articles II and III of the Plan, (ii) are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) are outside directors satisfying the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor thereto ("the Code"). The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, the Committee shall have no power or discretion to vary the amount or terms of awards under Article IV of the Plan, except as provided in Section 6.2. All decisions and acts of the Committee shall be final and binding upon all affected Plan participants.

     (b) The Committee shall designate the eligible employees, if any, to be granted awards under Articles II and III and the type and amount of such awards and the time when awards will be granted. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

1.3  ELIGIBLE  PARTICIPANTS

     Employees, including officers, of the Company and its subsidiaries, and of partnerships or joint ventures in which the Company and its subsidiaries have a significant ownership interest as determined by the Committee (all of such subsidiaries, partnerships and joint ventures being referred to as "Subsidiaries") shall be eligible for awards under Articles II, III and V of the Plan. Directors who are not employees of the Company or its Subsidiaries shall not be eligible for awards under Articles II, III and V.

     Each Director of the Company who is not an officer or employee of the Company or any of its subsidiaries (an "Eligible Director") shall automatically be granted awards under Article IV of the Plan. Each Eligible Director to whom Options or SARs are granted under Article IV is hereinafter referred to as a "Participant."

1.4  AWARDS  UNDER  THE  PLAN

     Awards to employees under Articles II and III may be in the form of (i) Options to purchase Ordinary Shares, (ii) Share Appreciation Rights which may be either freestanding or issued in tandem with Options, (iii)

Restricted Ordinary Shares, (iv) Supplemental Payments which may be awarded with respect to Options, Share Appreciation Rights and Restricted Ordinary Shares, or
(v) any combination of the foregoing. Awards to employees under Article V will be in the form of performance awards payable in cash.

     Awards to Eligible Directors under Article IV shall be in the form of (i) Options to purchase Ordinary Shares and Supplemental Payments with respect thereto, or (ii) solely in the case of Eligible Directors residing in Norway, freestanding SARs.

1.5  SHARES  SUBJECT  TO  THE  PLAN

     The aggregate number of Ordinary Shares which may be issued with respect to awards made under Articles II and III shall not exceed 18,900,000 shares, reduced by the number of shares which have been issued pursuant to such Articles prior to January 31, 2001. Of such 18,900,000 shares, the aggregate number of Restricted Ordinary Shares which may be issued pursuant to Article III from and after January 31, 2001, shall not exceed 2,000,000 shares. In addition, the aggregate number of Ordinary Shares which may be issued with respect to awards made under Article IV shall not exceed 600,000, reduced by the number of shares which have been issued pursuant to such Article prior to January 31, 2001. At no time shall the number of shares issued plus the number of shares estimated by the Committee to be ultimately issued with respect to outstanding awards under the Plan exceed the number of shares that may be issued under the Plan. No employee shall be granted Share Options, freestanding Share Appreciation Rights, or Restricted Ordinary Shares, or any combination of the foregoing, with respect to more than 600,000 Ordinary Shares in any fiscal year (subject to adjustment as provided in Section 6.2). No employee shall be granted a Supplemental Payment in any fiscal year with respect to more than the number of Ordinary Shares covered by Share Options, freestanding Share Appreciation Rights or Restricted Ordinary Shares awards granted to such employee in such fiscal year. Shares distributed pursuant to the Plan may consist of authorized but unissued shares or treasury shares of the Company, as shall be determined from time to time by the Board of Directors.

     If any Option under the Plan shall expire, terminate or be canceled (including cancellation upon the holder's exercise of a related Share Appreciation Right) for any reason without having been exercised in full, or if any Restricted Ordinary Shares shall be forfeited to the Company, the unexercised Options and forfeited Restricted Ordinary Shares shall not count against the above limit and shall again become available for grants under the Plan (regardless of whether the holder of such Options or shares received dividends or other economic benefits with respect to such Options or shares). Ordinary Shares equal in number to the shares surrendered in payment of the option price, and Ordinary Shares which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit and shall again become available for grants under the Plan. Only the number of Ordinary Shares actually issued upon exercise of a Share Appreciation Right or payment of a Supplemental Payment shall count against the above limit, and any shares which were estimated to be used for such purposes and were not in fact so used shall again become available for grants under the Plan.

     Freestanding Shares Appreciation Rights which may be settled solely in cash shall be issued with respect to no more than an aggregate of 300,000 underlying shares. Such SARs shall not count against the limits set forth above on the number of Ordinary Shares which may be issued under the Plan. If any freestanding SAR shall expire, terminate, or be canceled for any reason without having been exercised in full, the unexercised SARs shall not count against this limit and shall again become available for grants under the Plan.

1.6  OTHER  COMPENSATION  PROGRAMS

     The existence and terms of the Plan shall not limit the authority of the Board of Directors in compensating Directors and employees of the Company and its subsidiaries in such other forms and amounts, including compensation pursuant to any other plans as may be currently in effect or adopted in the future, as it may determine from time to time.


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
                II.  SHARE OPTIONS AND SHARE APPRECIATION RIGHTS

2.1  TERMS  AND  CONDITIONS  OF  OPTIONS

     Subject to the following provisions, all Options granted under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

     (a) Option Price. The option price per share shall not be less than the fair market value of the Ordinary Shares (as determined by the Committee) on the date the Option is granted. Notwithstanding the foregoing, the option price per share with respect to any Option granted by the Committee within 90 days of the closing of the initial public offering of the Company's Ordinary Shares shall be at the initial public offering price for such Shares.

     (b) Term of Option. The term of an Option shall not exceed ten years from the date of grant, except as provided pursuant to Section 2.1(g) with respect to the death of an optionee. No Option shall be exercised after the expiration of its term.

     (c) Exercise of Options. Options shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Option grant. The Committee shall have discretion to at any time declare all or any portion of the Options held by any optionee to be immediately exercisable. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

     (d) Payment for Shares. The Committee may authorize payment for shares as to which an Option is exercised to be made in cash, Ordinary Shares, by "cashless exercise" or in such other manner as the Committee in its discretion may provide.

     (e) Nontransferability of Options. No Option or any interest therein shall be transferable by the optionee other than by will or by the laws of descent and distribution. During an optionee's lifetime, all Options shall be exercisable only by such optionee or by the guardian or legal representative of the optionee.

     (f) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

     (g) Termination of Employment. The Committee shall have discretion to specify in the Option grant or an amendment thereof, provisions with respect to the period during which the Option may be exercised following the optionee's termination of employment. Notwithstanding the foregoing, the Committee shall not permit any Option to be exercised beyond the term of the Option established pursuant to Section 2.1(b), except that the Committee may provide that, notwithstanding such Option term, an Option which is outstanding on the date of an optionee's death shall remain outstanding and exercisable for up to one year after the optionee's death.

     (h) Change of Control. Notwithstanding the exercisability schedule governing any Option, upon the occurrence of a Change of Control (as defined in Section 6.10) all Options outstanding at the time of such Change of Control and held by optionees who are employees of the Company or its Subsidiaries at the time of such Change of Control shall become immediately exercisable and, unless the optionee agrees otherwise in writing, shall remain exercisable for the remainder of the Option term.

2.2  SHARE  APPRECIATION  RIGHTS  IN  TANDEM  WITH  OPTIONS

     (a) The Committee may, either at the time of grant of an Option or at any time during the term of the Option, grant Share Appreciation Rights with respect to all or any portion of the Ordinary Shares covered by such Option. A tandem Share Appreciation Right may be exercised at any time the Option to which it relates is then exercisable, but only to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a tandem Share Appreciation Right is exercised, the Option to which it relates shall cease to be exercisable to the extent of the number of shares with respect to which the tandem Share Appreciation Right is exercised. Similarly, when an Option is exercised, the tandem Share Appreciation Rights


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relating  to  the  shares  covered by such Option exercise shall terminate.  Any tandem Share Appreciation Right which is outstanding on the last day of the term of the related Option (as determined pursuant to Section 2.1(b)) shall be automatically exercised on such date for cash without any action by the optionee.

     (b) Upon exercise of a tandem Share Appreciation Right, the holder shall receive, for each share with respect to which the tandem Share Appreciation Right is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value (as defined below) of an Ordinary Share on the date of exercise of the Share Appreciation Right exceeds the option price per share of the Option to which the tandem Share Appreciation Right relates. For purposes of the preceding sentence, the fair market value of an Ordinary Share shall be the average of the high and low prices of such share as reported on the consolidated reporting system. The Appreciation shall be payable in cash, Ordinary Shares, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the tandem Share Appreciation Right.

     (c) Notwithstanding the foregoing, if a tandem Share Appreciation Right is exercised within 60 days of the occurrence of a Change of Control, (i) the Appreciation and any Supplemental Payment (as defined in Section 2.4) to which the holder is entitled shall be payable solely in cash, and (ii) in addition to the Appreciation and the Supplemental Payment (if any), the holder shall receive, in cash, (1) the amount by which the greater of (a) the highest market price per Ordinary Share during the 60-day period preceding exercise of the tandem Share Appreciation Right or (b) the highest price per Ordinary Share (or the cash-equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding a Change of Control, exceeds the fair market value of an Ordinary Share on the date of exercise of the tandem Share Appreciation Right, plus (2) if the holder is entitled to a Supplemental Payment, an additional payment, calculated under the same formula as used for calculating such holder's Supplemental Payment, with respect to the amount referred to in clause (1) of this sentence.

2.3  FREESTANDING  SHARE  APPRECIATION  RIGHTS

     The Committee may grant Freestanding Share Appreciation Rights to employees of the Company and its Subsidiaries, in such form and having such terms and conditions as the Committee, in its discretion, may from time to time determine, subject to the following provisions.

     (a) Base Price and Appreciation. Each freestanding SAR shall be granted with a base price, which shall not be less than the fair market value of the Ordinary Shares (as determined by the Committee) on the date the SAR is granted. Upon exercise of a freestanding SAR, the holder shall receive, for each share with respect to which the SAR is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value (as defined below) of an Ordinary Share on the date of exercise of the SAR exceeds the base price of the SAR. For purposes of the preceding sentence, the fair market value of an Ordinary Share shall be the average of the high and low prices of such share as reported on the New York Stock Exchange composite tape. The
Appreciation shall be payable in cash and shall be paid within 30 days of the exercise of the SAR.

     (b) Term of SAR. The term of a freestanding SAR shall not exceed ten years from the date of grant, except as provided pursuant to Section 2.3(f) with respect to the death of the grantee. No SAR shall be exercised after the expiration of its term. Any freestanding SAR which is outstanding on the last day of its term (as such term may be extended pursuant to Section 2.3(f)) and as to which the Appreciation is a positive number on such date shall be automatically exercised on such date for cash without any action by the grantee.

     (c) Exercise of SARs. Freestanding SARs shall be exercisable at such time or times and subject to such terms and conditions as the Committee may specify in the SAR grant. The Committee shall have discretion to at any time declare all or any portion of the freestanding SARs then outstanding to be immediately exercisable. A freestanding SAR may be exercised in accordance with its terms in whole or in part.

     (d) Nontransferability of SARs. No SAR or any interest therein shall be transferable by the grantee other than by will or by the laws of descent and distribution. During a grantee's lifetime, all SARs shall be exercisable only by such grantee or by the guardian or legal representative of the grantee.

     (e) Shareholder Rights. The holder of an SAR shall, as such, have none of the rights of a shareholder.


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
     (f) Termination of Employment. The Committee shall have discretion to specify in the SAR grant or an amendment thereof, provisions with respect to the period during which the SAR may be exercised following the grantee's termination of employment. Notwithstanding the foregoing, the Committee shall not permit any SAR to be exercised beyond the term of the SAR established pursuant to
Section 2.3(b), except that the Committee may provide that, notwithstanding such SAR term, an SAR which is outstanding on the date of a grantee's death shall remain outstanding and exercisable for up to one year after the grantee's death.

     (g) Change of Control. Notwithstanding the exercisability schedule governing any SAR, upon the occurrence of a Change of Control (as defined in Section 6.10) all SARs outstanding at the time of such Change of Control and held by grantees who are employees of the Company or its Subsidiaries at the time of such Change of Control shall become immediately exercisable and, unless the grantee agrees otherwise in writing, shall remain exercisable for the remainder of the SAR term. In addition, the Committee may provide that if a freestanding SAR is exercised within 60 days of the occurrence of a Change of Control, in addition to the Appreciation the holder shall receive, in cash, the amount by which the greater of (a) the highest market price per Ordinary Share during the 60-day period preceding exercise of the SAR or (b) the highest price per Ordinary Share (or the cash equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding a Change of Control, exceeds the fair market value of an Ordinary Share on the date of exercise of the SAR.

2.4  SUPPLEMENTAL PAYMENT ON EXERCISE OF OPTIONS OR SHARE APPRECIATION RIGHTS

     The Committee, either at the time of grant or at the time of exercise of any Option or tandem Share Appreciation Right, may provide for a supplemental payment (the "Supplemental Payment") by the Company to the optionee with respect to the exercise of any Option or tandem Share Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which shall not exceed the amount necessary to pay the income tax payable to the national government with respect to both exercise of the Option or tandem Share Appreciation Right and receipt of the Supplemental Payment, assuming the optionee is taxed at the maximum effective income tax rate applicable thereto. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Ordinary Shares, or a combination of both, as determined by the Committee at the time of payment. The Supplemental Payment shall be paid within 30 days of the date of exercise of an Option or Share Appreciation Right (or, if later, within 30 days of the date on which income is recognized for federal income tax purposes with respect to such exercise).

2.5  STATUTORY  OPTIONS

     Subject to the limitations on Option terms set forth in Section 2.1, the Committee shall have the authority to grant (i) incentive stock options within the meaning of Section 422 of the Code and (ii) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant. Options granted pursuant to this Section 2.4 may contain such other terms and conditions permitted by Article II of this Plan as the Committee, in its discretion, may from time to time determine (including, without limitation, provision for Share Appreciation Rights and Supplemental Payments), to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment. To the extent the Code and Regulations promulgated thereunder require a plan to contain specified provisions in order to qualify options for preferential tax treatment, such provisions shall be deemed to be stated in this Plan.


                        III.  RESTRICTED ORDINARY SHARES

3.1  TERMS  AND  CONDITIONS  OF  RESTRICTED  ORDINARY  SHARES  AWARDS

     Subject to the following provisions, all awards of Restricted Ordinary Shares under the Plan to employees of the Company and its Subsidiaries shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

     (a) The Restricted Ordinary Shares award shall specify the number of Restricted Ordinary Shares to be awarded, the price, if any, to be paid by the recipient of the Restricted Ordinary Shares, and the date or dates on


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
which the Restricted Ordinary Shares will vest. The vesting of Restricted Ordinary Shares may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries, upon the attainment of specified performance goals, or upon such other criteria as the Committee may determine in its sole discretion.

     (b) Share certificates representing the Restricted Ordinary Shares granted to an employee shall be registered in the employee's name. Such certificates shall either be held by the Company on behalf of the employee, or delivered to the employee bearing a legend to restrict transfer of the certificate until the Restricted Ordinary Shares have vested, as determined by the Committee. The Committee shall determine whether the employee shall have the right to vote and/or receive dividends on the Restricted Ordinary Shares before they have vested. No Restricted Ordinary Shares may be sold, transferred, assigned, or pledged by the employee until they have vested in accordance with the terms of the Restricted Ordinary Shares award. In the event of an employee's termination of employment before all of his Restricted Ordinary Shares have vested, or in the event other conditions to the vesting of Restricted Ordinary Shares have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the Restricted Ordinary Shares which have not vested shall be forfeited and any purchase price paid by the employee shall be returned to the employee. At the time Restricted Ordinary Shares vest (and, if the employee has been issued legended certificates of Restricted Ordinary Shares, upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the employee (or the Beneficiary designated by the employee in the event of death), free of all restrictions.

     (c) Notwithstanding the vesting conditions set forth in the Restricted Ordinary Shares award, (i) the Committee may in its discretion accelerate the vesting of Restricted Ordinary Shares at any time, and (ii) all Restricted Ordinary Shares shall vest upon a Change of Control of the Company.

3.2  PERFORMANCE  AWARDS  UNDER  SECTION  162(M)  OF  THE  CODE

     The Committee shall have the right to designate awards of Restricted Ordinary Shares as "Performance Awards." Notwithstanding any other provisions of this Article III, awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Code. The grant or vesting of a Performance Award shall be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, share price, economic value added, and market value added.

     The Performance Objectives for a particular Performance Award relative to a particular fiscal year shall be established by the Committee in writing no later than 90 days after the beginning of such year. The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. The Committee shall have discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

3.3  SUPPLEMENTAL PAYMENT ON  VESTING  OF  RESTRICTED  ORDINARY  SHARES

     The Committee, either at the time of grant or at the time of vesting of Restricted Ordinary Shares, may provide for a Supplemental Payment by the Company to the employee in an amount specified by the Committee which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Ordinary Shares and receipt of the Supplemental Payment, assuming the employee is taxed at the maximum effective federal income tax rate applicable thereto and has not elected to recognize income with respect to the Restricted Ordinary Shares before the date such Restricted Ordinary Shares vest. The Supplemental Payment shall be paid within 30 days of each date that Restricted Ordinary Shares vest. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Ordinary Shares, or a combination of both, as determined by the Committee at the time of payment.



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
          IV.  SHARE OPTIONS OR FREESTANDING SHARE APPRECIATION RIGHTS
                                  FOR DIRECTORS

4.1  GRANT  OF  OPTIONS  OR  FREESTANDING  SARS

     Each person who becomes an Eligible Director (other than a person who first becomes an Eligible Director on the date of an annual meeting of the Company's shareholders) shall be granted, effective as of the date such person becomes an Eligible Director, (i) an Option to purchase 4,000 Ordinary Shares (the "Initial Option"), if such person is not then residing in Norway, or (ii) a freestanding SAR with respect to 4,000 Ordinary Shares (the "Initial SAR"), if such person is then residing in Norway. Each person who is or becomes an Eligible Director on the date of an annual meeting of the Company's shareholders and whose service on the Board of Directors will continue after such meeting shall be granted, effective as of the date of such meeting, (i) an Option to purchase 6,000 Ordinary Shares (the "Annual Option"), if such person is not then residing in Norway, or (ii) a freestanding SAR with respect to 6,000 Ordinary Shares (the "Annual SAR"), if such person is then residing in Norway.

4.2  TERMS  AND  CONDITIONS  OF  OPTIONS

     Each Option granted under this Article shall have the following terms and conditions:

     (a) Option Price. The option price per share shall be the closing sales price of an Ordinary Share on the date the Option is granted (or, if the Ordinary Shares are not traded on such date, on the immediately preceding date on which the Ordinary Shares are traded).

     (b) Term of Option. Each Option shall expire ten years from the date of grant, except as provided in Section 4.2(c) with respect to the death of an optionee. No Option shall be exercised after the expiration of its term.

     (c) Exercise of Options. Subject to Section 4.2(g) and the remainder of this paragraph, the Initial Option shall become exercisable in installments as follows: (1) a total of 1,333 Ordinary Shares may be purchased through exercise of the Initial Option on or after the first anniversary of the date of grant; (2) a total of 2,666 Ordinary Shares may be purchased through exercise of the Initial Option on or after the second anniversary of the date of grant; and
(3) a total of 4,000 Ordinary Shares may be purchased through exercise of the Initial Option on or after the third anniversary of the date of grant. Subject to Section 4.2(g) and the remainder of this paragraph, the Annual Option shall become exercisable in installments as follows: (1) a total of 2,000 Ordinary Shares may be purchased through exercise of the Annual Option on or after the first anniversary of the date of grant; (2) a total of 4,000 Ordinary Shares may be purchased through exercise of the Annual Option on or after the second anniversary of the date of grant; and (3) a total of 6,000 Ordinary Shares may be purchased through exercise of the Annual Option on or after the third anniversary of the date of grant. If a Participant ceases to be a Director of the Company as a result of death, disability, or retirement from the Board of Directors on his Retirement Date (as defined in Section 4.2(i)), each Option shall immediately become fully exercisable and shall remain exercisable for the remainder of its term, except that an Option which is outstanding on the date of an optionee's death shall remain outstanding and exercisable for a term of the greater of ten years from the date of grant or one year after the optionee's death. If a Participant ceases to be a Director of the Company for any reason not set forth in the preceding sentence, no additional portions of the Option will become exercisable, and the portion of the Option that is then exercisable shall expire if not exercised within 60 days after cessation of service as a Director. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

     (d) Payment for Shares. Payment for shares as to which an Option is exercised shall be made in cash, Ordinary Shares, by "cashless exercise," or a combination thereof, in the discretion of the Participant. Ordinary Shares delivered in payment of the Option price shall be valued at the average of the high and low prices of such Shares on the date of exercise (or, if the Ordinary Shares are not traded on such date, at the weighted average of the high and low prices on the nearest trading dates before and after such date).

     (e) Nontransferability of Options. No Option or any interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, all Options shall be exercisable only by such Participant or by the guardian or legal representative of the Participant.

     (f) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

     (g) Change of Control. Notwithstanding any other provisions of the Plan, upon the occurrence of a Change of Control (as defined in Section 6.10) all Options outstanding at the time of such Change of Control shall become immediately exercisable and shall remain exercisable for the remainder of their term.

     (h) Tax Status. The Options granted under this Article shall be "non-qualified" options, and shall not be incentive stock options as defined in
Section  422  of  the  Code.

     (i) Retirement Date. For purposes of this Article, a Participant's Retirement Date shall mean the date on which the Participant shall be required to retire from the Board of Directors under the retirement policies of the Board of Directors as in effect on the date of the Participant's retirement.

4.3  TERMS  AND  CONDITIONS  OF  FREESTANDING  SHARE  APPRECIATION  RIGHTS

     Each Freestanding Share Appreciation Right granted under this Article shall have the following terms and conditions:

     (a) Base Price and Appreciation. The base price of the SAR shall be the closing sales price of an Ordinary Share on the date the SAR is granted (or, if the Ordinary Shares are not traded on such date, on the immediately preceding date on which the Ordinary Shares are traded). Upon exercise of an SAR, the holder shall receive, for each share with respect to which the SAR is exercised, an amount (the "Appreciation") equal to the amount by which the fair market value of an Ordinary Share on the date of exercise of the SAR exceeds the base price of the SAR. For purposes of the preceding sentence, the fair market value of an Ordinary Share shall be the average of the high and low prices of such share as reported on the New York Stock Exchange composite tape. The
Appreciation shall be payable in cash and shall be paid within 30 days of the exercise of the SAR.

     (b) Term of SAR. Each SAR shall expire ten years from the date of grant, except as provided in Section 4.3(c) with respect to the death of a Participant. No SAR shall be exercised after the expiration of its term.

     (c) Exercise of SARs. Subject to Section 4.3(f) and the remainder of this paragraph, the Initial SAR shall become exercisable in installments as follows: (1) the Initial SAR shall be exercisable with respect to a total of 1,333 Ordinary Shares on or after the first anniversary of the date of grant;
(2) the Initial SAR shall be exercisable with respect to a total of 2,666 Ordinary Shares on or after the second anniversary of the date of grant; and (3) the Initial SAR shall be exercisable with respect to a total of 4,000 Ordinary Shares on or after the third anniversary of the date of grant. Subject to
Section 4.3(f) and the remainder of this paragraph, the Annual SAR shall become exercisable in installments as follows: (1) the Annual SAR shall be exercisable with respect to a total of 2,000 Ordinary Shares on or after the first anniversary of the date of grant; (2) the Annual SAR shall be exercisable with respect to a total of 4,000 Ordinary Shares on or after the second anniversary of the date of grant; and (3) the Annual SAR shall be exercisable with respect to a total of 6,000 Ordinary Shares on or after the third anniversary of the date of grant. If a Participant ceases to be a Director of the Company as a result of death, disability, or retirement from the Board of Directors on his Retirement Date (as defined in Section 4.2(i)), each SAR shall immediately become fully exercisable and shall remain exercisable for the remainder of its term, except that notwithstanding the term of the SAR, an SAR which is outstanding on the date of a Participant's death shall remain outstanding and exercisable for a term of the greater of ten years from the date of grant or one year after the Participant's death. If a Participant ceases to be a Director of the Company for any reason not set forth in the preceding sentence, no additional portions of the SAR will become exercisable, and the portion of the SAR that is then exercisable shall expire if not exercised within 60 days after cessation of service as a Director. An SAR may be exercised in accordance with its terms in whole or in part.

     (d) Nontransferability of SARs. No SAR or any interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, all SARs shall be exercisable only by such Participant or by the guardian or legal representative of the Participant.

     (e) Shareholder Rights. The holder of an SAR shall, as such, have none of the rights of a shareholder.

     (f) Change of Control. Notwithstanding any other provisions of the Plan, upon the occurrence of a Change of Control (as defined in Section 6.10) all SARs outstanding at the time of such Change of Control shall become immediately exercisable and shall remain exercisable for the remainder of their term.

     (g)     Special  Provisions.  Notwithstanding  the  foregoing provisions of
Section 4.3, the freestanding SARs granted to Eligible Directors residing in Norway who were first elected to the Board of Directors in 1996 (and who waived the grant of an Option to which they were then entitled under the terms of the Plan as then in effect) with respect to their initial election to the Board of Directors (i) shall have a base price equal to the closing sales price of the Ordinary Shares on the date of their initial election, and (ii) shall have exercise and expiration dates determined as if such SARs had been granted on the date of their initial election.

4.4  SUPPLEMENTAL PAYMENT ON  EXERCISE  OF  PRIOR AWARDS OF OPTIONS OR SARS

     (a) Supplemental Payments. Within 30 days of each date that an Option or SAR granted prior to the date of this Amendment and Restatement is exercised, a Supplemental Payment shall be paid to the Participant (or to the Participant's Beneficiary in the event of death), in cash, in an amount equal to the amount necessary to pay the income tax payable to the national government where the Director resides with respect to both the exercise of such Option or SAR and receipt of the Supplemental Payment, assuming the Participant is taxed at the maximum effective income tax rate applicable thereto; provided, however, that no such payment shall be made if the Participant has waived his right to the payment pursuant to Section 4.4(b).

     (b) Waiver. The Committee may grant an additional Option or SAR, as applicable, to any Participant who agrees in writing to waive the right to receive a supplemental cash payment under Section 4.4(a). Such Option or SAR shall be immediately exercisable. All other provisions of Section 4.2 or 4.3 will apply as though the date of acceptance of the Option or SAR were the date of grant. Notwithstanding the foregoing, however, in no event shall (i) the number of Ordinary Shares subject to this Section 4.4(b) exceed 50,000, or (ii) the number of SARs subject to this Section 4.4(b) exceed 50,000.


                           V.  CASH PERFORMANCE AWARDS

5.1  TERMS  AND  CONDITIONS  OF  CASH  PERFORMANCE  AWARDS

     A "Cash Award" is a cash bonus paid solely on account of the attainment of one or more objective performance goals that have been preestablished by the Committee. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine.
Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based on the achievement of single or multiple performance goals over a performance period established by the Committee. No employee shall receive Cash Awards during any calendar year aggregating in excess of $1 million.

5.2  PERFORMANCE  OBJECTIVES  UNDER  SECTION  162(M)  OF  THE  CODE

     The Committee shall have the right to designate Cash Awards as "Cash Performance Awards." Notwithstanding any other provisions of this Article V, awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Code. The payment of a Cash Performance Award shall be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, share price, economic value added, and market value added.

     The Performance Objectives for a particular Cash Performance Award relative to a particular fiscal year shall be established by the Committee in writing no later than 90 days after the beginning of such year. The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Cash Performance Award shall be made in writing.

                           VI.  ADDITIONAL PROVISIONS

6.1  GENERAL  RESTRICTIONS

     Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Ordinary Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of Ordinary Shares is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Ordinary Shares thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

6.2  ADJUSTMENTS  FOR  CHANGES  IN  CAPITALIZATION

     In the event of a scheme of arrangement, reorganization, recapitalization, Ordinary Share split, Ordinary Share dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off, sale of assets, payment of an extraordinary cash dividend, or any other change in or affecting the corporate structure or capitalization of the Company, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan (including any limitations on individual awards), in the number, price or kind of shares covered by the awards and in any outstanding awards under the Plan; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

6.3  AMENDMENTS

     (a) The Board of Directors may amend the Plan from time to time. No such amendment shall require approval by the shareholders unless shareholder approval is required to satisfy Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the Code, or by applicable law or Stock exchange requirements.

     (b) The Committee shall have the authority to amend any grant to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; however, no outstanding award may be revoked or altered in a manner unfavorable to the holder without the written consent of the holder.

     (c) If a Participant has ceased or will cease to be a Director of the Company for the convenience of the Company (as determined by the Board of Directors), the Board of Directors may amend all or any portion of such Participant's Options or SARs so as to make such Options or SARs fully exercisable and/or specify a schedule upon which they become exercisable, and/or permit all or any portion of such Options or SARs to remain exercisable for such period designated by it, but not beyond the expiration of the term established pursuant to Section 4.2(b) or 4.3(b). A Participant shall not participate in the deliberations or vote by the Board of Directors under this paragraph with respect to his Options or SARs. The exercise periods of Options or SARs established by the Board of Directors pursuant to this paragraph shall override the provisions of Section 4.2(c) or 4.3(c) to the extent inconsistent therewith.

6.4  CANCELLATION  OF  AWARDS

     Any award granted under Articles II and III of the Plan may be canceled at any time with the consent of the holder and a new award may be granted to such holder in lieu thereof, which award may, in the discretion of the Committee, be on more favorable terms and conditions than the canceled award; provided, however, that the Committee may not reduce the exercise or base price of outstanding Options or SARs where the existing exercise or base price is higher than the then current market price of the Ordinary Shares.

6.5  BENEFICIARY

     An employee or Participant may file with the Company a written designation of Beneficiary, on such form as may be prescribed by the Committee, to receive any Options, SARs, Restricted Shares, Ordinary Shares and Supplemental Payments that become deliverable to the employee or Participant pursuant to the Plan after the employee's or Participant's death. An employee or Participant may, from time to time, amend or revoke a designation of Beneficiary. If no designated Beneficiary survives the employee or Participant, the executor or administrator of the employee's or Participant's estate shall be deemed to be the employee's or Participant's Beneficiary.

6.6  WITHHOLDING

     (a) Whenever the Company proposes or is required to issue or transfer Ordinary Shares under the Plan, the Company shall have the right to require the award holder to remit to the Company an amount sufficient to satisfy any applicable withholding tax liability prior to the delivery of any certificate for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any withholding tax liability.

     (b) An employee entitled to receive Ordinary Shares under the Plan who has not received a cash Supplemental Payment may elect to have the withholding tax liability (or a specified portion thereof) with respect to such Ordinary Shares satisfied by having the Company withhold from the shares otherwise deliverable to the employee Ordinary Shares having a value equal to the amount of the tax liability to be satisfied with respect to the Ordinary Shares. An election to have all or a portion of the tax liability satisfied using Ordinary Shares shall comply with such requirements as may be imposed by the Committee.

6.7  NON-ASSIGNABILITY

     Except as expressly provided in the Plan, no award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the life of the holder, awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

6.8  NON-UNIFORM  DETERMINATIONS

     Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive awards under Articles II and III; the form, amount and timing of such awards; the terms and provisions of such awards and the agreements evidencing same; and provisions with respect to termination of employment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

6.9  NO  GUARANTEE  OF  EMPLOYMENT  OR  DIRECTORSHIP

     The grant of an award under the Plan shall not constitute an assurance of continued employment for any period or any obligation of the Board of Directors to nominate any Director for re-election by the Company's shareholders.

6.10 CHANGE  OF  CONTROL

     A  "Change  of  Control"  means:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding ordinary shares of the Company (the "Outstanding Company Ordinary Shares") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or other entity controlled by the Company or (iv) any acquisition by any corporation or other entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 6.10; or

     (b) Individuals who, as of the date hereof, constitute the Board of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of the Company; provided, however, that for purposes of this Section 6.10 any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of the Company; or

     (c) Consummation of a scheme of arrangement, reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding ordinary shares or shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding ordinary shares or shares of common stock of the corporation or other entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership existed prior to the Business Combination and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the action of the Board of the Company providing for such Business Combination; or

     (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

6.11 DURATION  AND  TERMINATION

     (a) The Plan shall be of unlimited duration. Notwithstanding the foregoing, no incentive Share option (within the meaning of Section 422 of the Code) shall be granted under the Plan after May 1, 2013, but awards granted prior to such dates may extend beyond such dates, and the terms of this Plan shall continue to apply to all awards granted hereunder.

     (b) The Board of Directors may discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any holder of any award outstanding on the date of the Plan's discontinuance or termination without the holder's written consent.

6.12 EFFECTIVE  DATE

     The Plan was originally effective May 1, 1993. The Plan was amended and restated effective March 13, 1997, March 12, 1998 and January 1, 2000.

     IN WITNESS WHEREOF, this document has been executed effective as of May 8, 2003.

                                           TRANSOCEAN INC.



                                            By:
                                               -----------------------------
                                               Eric  B.  Brown
                                               Corporate  Secretary

                                                                      APPENDIX C

           PROPOSED AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                                 TRANSOCEAN INC.

                (As Amended and Restated Effective May 8, 2003)

1.   PURPOSE

     The Transocean Inc. Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist all employees of Transocean Inc., a Cayman Islands exempted company limited by shares ("Transocean") and Subsidiaries (as defined in Section 4) (hereinafter collectively referred to as the "Company"), where permitted by applicable laws and regulations, to acquire an equity interest in Transocean through the purchase of ordinary shares, par value US$.01 per share, of Transocean ("Ordinary Shares"). It is intended that this Plan shall constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   ADMINISTRATION OF THE PLAN

     The Plan shall be administered and interpreted by the Finance and Benefits Committee (the "Committee") appointed by the Board of Directors of Transocean (the "Board"), which Committee shall consist of at least two (2) persons. The Committee shall supervise the administration and enforcement of the Plan according to its terms and provisions and shall have all powers necessary to accomplish these purposes and discharge its duties hereunder including, but not by way of limitation, the power to (i) employ and compensate agents of the Committee for the purpose of administering the accounts of participating employees; (ii) construe or interpret the Plan; (iii) determine all questions of eligibility; and (iv) compute the amount and determine the manner and time of payment of all benefits according to the Plan.

     The Committee may act by decision of a majority of its members at a regular or special meeting of the Committee or by decision reduced to writing and signed by all members of the Committee without holding a formal meeting. The Committee may delegate its duties and authority under this Plan to one or more officers of the Company, and actions taken by such duly authorized officers shall be deemed to be actions of the Committee.

3.   NATURE AND NUMBER OF SHARES

     The Ordinary Shares subject to issuance under the terms of the Plan shall be shares of Transocean's authorized but unissued Ordinary Shares, previously issued Ordinary Shares reacquired and held by Transocean or Ordinary Shares purchased on the open market. The aggregate number of Ordinary Shares which may be issued under the Plan shall not exceed two million five hundred thousand (2,500,000) Ordinary Shares. All Ordinary Shares purchased under the Plan, regardless of source, shall be counted against the two million five hundred thousand (2,500,000) Ordinary Share limitation.

     In the event of any scheme of arrangement, reorganization, share split, reverse share split, share dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of Transocean, the Committee may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the Ordinary Shares available for purchase under the Plan and in the maximum number of Ordinary Shares which may be issued under the Plan, subject to the approval of the Board and in accordance with Section 19.

4.   ELIGIBILITY REQUIREMENTS

     Each "Employee" (as hereinafter defined), except as described in the next following paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first "Enrollment Date" (as defined therein) following employment by the Company. Participation in the Plan is voluntary.

     The following Employees are not eligible to participate in the Plan:

          (i) Employees who would, immediately upon enrollment in the Plan, own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any subsidiary (in determining share ownership of an individual, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true); and

          (ii) Employees of Transocean who are customarily employed for less than twenty (20) hours per week or less than five (5) months in any calendar year; and

         (iii) Employees of any Subsidiary who are excluded under the terms of any agreement evidencing the adoption of the Plan; and

          (iv) Employees who reside in a country in which the Plan fails to meet applicable legal and regulatory requirements or in a country whose laws make participation impractical.

     "Employee" shall mean any individual employed by Transocean or any Subsidiary (as hereinafter defined). "Subsidiary" shall mean any corporation
(a) which is in an unbroken chain of corporations beginning with Transocean if, on or after the Effective Date, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain and (b) which has adopted the Plan with the approval of the Committee.

5.   ENROLLMENT

     Each eligible Employee of Transocean or any Subsidiary as of May 14, 1998, (the "Effective Date" herein) may enroll in the Plan as soon as administratively feasible after the Effective Date, as determined by the Committee. Each other eligible Employee of Transocean or a participating Subsidiary who thereafter becomes eligible to participate may enroll in the Plan on the first January 1 following the date he first meets the eligibility requirements of Section 4. Notwithstanding the foregoing, with respect to the Plan's designated purchase period (the "Purchase Period") ending December 31, 2000, an eligible employee must enroll in the Plan prior to the first to occur of (i) January 1, 2000 or, if later, the date of the consummation of the merger transaction contemplated by the July 12, 1999 Agreement and Plan of Merger between Schlumberger Limited, Sedco Forex Holdings Limited, and the Company (the "Merger") or (ii) February 29, 2000. Any eligible Employee not enrolling in the Plan when first eligible may enroll in the Plan on any subsequent January 1. Any eligible Employee may enroll or re-enroll in the Plan on the dates hereinabove prescribed or such other specific dates established by the Committee from time to time ("Enrollment Dates"). In order to enroll, an eligible Employee must complete, sign and submit the appropriate form to the person designated by the Committee.

6.   METHOD OF PAYMENT

     Payment for shares is to be made as of the applicable "Purchase Date" (as defined in Section 9) through payroll deductions on an after-tax basis (with no right of prepayment) over the Purchase Period, with the first such deduction commencing with the first payroll period ending after the Enrollment Date. Each Purchase Period under the Plan shall be a period of one (1) year beginning on each January 1 and ending on the following December 31 or such other period as the Committee may prescribe. Each participating Employee (hereinafter referred to as a "Participant") will authorize such deductions from his pay for each month during the Purchase Period, and such amounts will be deducted in conformity with his employer's payroll deduction schedule; provided, however, that payroll withholding during the initial Purchase Period will begin as soon as administratively feasible, after the Effective Date, as is determined by the Committee in its discretion.

     Each Participant may elect to make contributions each pay period in amounts not less than two percent (2%) of the Participant's monthly compensation (with no dollar minimum), not to exceed a monthly contribution equal to twenty percent (20%) of the Participant's monthly compensation (base pay and overtime pay associated with base pay, but excluding premium or special pay and overtime associated therewith) (or such other dollar amounts as the Committee may establish from time to time before an Enrollment Date for all purchases to occur during the relevant Purchase Period). In establishing other dollar amounts of permitted contributions, the Committee may take into account the "Maximum Share Limitation" (as defined in Section 8). The rate of contribution shall be designated by the Participant in the enrollment form.

     A Participant may elect to increase or decrease the rate of contribution effective as of the first day of the Purchase Period by giving prior written notice to the person designated by the Committee on the appropriate form. A Participant may not elect to increase or decrease the rate of contribution during a Purchase Period. A Participant may suspend payroll deductions at any time during the Purchase Period by giving prior written notice to the person designated by the Committee on the appropriate form. If a Participant elects to suspend his payroll deductions, such Participant's account will continue to accrue interest and will be used to purchase shares at the end of the Purchase Period. A Participant may also elect to withdraw his entire contributions for the current Purchase Period in accordance with Section 8 by giving prior written notice to the person designated by the Committee on the appropriate form. Any Participant who withdraws his contributions will receive, as soon as practicable, his entire account balance, including interest and dividends, if any. Any Participant who suspends payroll deductions or withdraws contributions during any Purchase Period cannot resume payroll deductions during such Purchase Period and must re-enroll in the Plan in order to participate in the next Purchase Period.

     Any Participant, in accordance with the procedure established by the Company, can elect to contribute to the Plan by making a cash payment or by assigning to the Company the right to receive a cash payment. This assignment or transfer of a cash payment to the Plan must occur after the consummation of the Merger and not later than February 29, 2000.

     Except in case of cancellation of election to purchase, death, resignation or other terminating event, the amount in a Participant's account at the end of the Purchase Period will be applied to the purchase of Ordinary Shares.

7.   CREDITING OF CONTRIBUTIONS, INTEREST AND DIVIDENDS

     Contributions shall be credited to a Participant's account as soon as administratively feasible after payroll withholding. Unless otherwise prohibited by laws and regulations, Participant contributions will receive interest at a rate realized for the investment vehicle or vehicles designated by the Committee for purposes of the Plan. Interest will be credited to a Participant's account from the first date on which such Participant's contributions are deposited with the investment vehicle until the earlier of (i) the end of the Purchase Period or (ii) in the event of cancellation, death, resignation or other terminating event, the last day for which interest is allocated for such investment vehicle prior to the date on which such contributions are returned to the Participant. Dividends on shares held in a Participant's account in the Plan will be invested in Ordinary Shares under the Company's Shareholder Dividend Reinvestment Plan. Any such contributions, interest and dividends shall be deposited in or held by a bank or financial institution designated by the Committee for this purpose (the "Custodian").

8.   GRANT OF RIGHT TO PURCHASE SHARES ON ENROLLMENT

     Enrollment in the Plan by an Employee on an Enrollment Date will constitute the grant by the Company to the Participant of the right to purchase Ordinary Shares under the Plan. Re-enrollment by a Participant in the Plan will constitute a grant by the Company to the Participant of a new opportunity to purchase shares on the Enrollment Date on which such re-enrollment occurs. A Participant who has not (a) terminated employment, (b) withdrawn his contributions from the Plan, or (c) notified the Company in writing, by December 1 (or such date as the Committee shall establish), of his election to withdraw his payroll deductions plus interest as of December 31 will have Ordinary Shares purchased for him on the applicable Purchase Date, and he will automatically be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which such purchase has occurred, unless each Participant notifies the person designated by the Committee on the appropriate form that he elects not to re-enroll.

     Each right to purchase Ordinary Shares under the Plan during a Purchase Period shall have the following terms:

          (i) the right to purchase Ordinary Shares during a particular Purchase Period shall expire on the earlier of: (A) the completion of the purchase of shares on the Purchase Date occurring in the Purchase Period, or (B) the date on which participation of such Participant in the Plan terminates for any reason;

          (ii) payment for shares purchased will be made through payroll withholding and the crediting of interest and dividends, if applicable, in accordance with Sections 6 and 7;

         (iii) purchase  of shares  will be accomplished only in accordance with
               Section  9;

          (iv) the  price per share will be determined as provided in Section 9;

          (v) the right to purchase shares (taken together with all other such rights then outstanding under this Plan and under all other similar stock purchase plans of Transocean or any Subsidiary) will in no event give the Participant the right to purchase a number of shares during a calendar year in excess of the number of Ordinary Shares derived by dividing twenty-five thousand dollars (US$25,000) by the fair market value of the Ordinary Shares (the "Maximum Share Limitation") on the applicable Grant Date determined in accordance with Section 9;

          (vi) shares purchased under this Plan may not be sold within three (3) months of the Purchase Date, unless the Committee, in its sole discretion, waives this requirement; and

         (vii) the right to purchase shares will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Committee from time to time.

9.   PURCHASE OF SHARES

     The right to purchase Ordinary Shares granted by the Company under the Plan is for the term of a Purchase Period. The fair market value of the Ordinary Shares ("Fair Market Value") to be purchased during such Purchase Period will be the closing composite sales price per Ordinary Share in the New York Stock Exchange Composite Transactions Quotations on the first trading day of the calendar month of January, or such other trading date designated by the Committee (the "Grant Date"); provided, however, that for the Purchase Period which begins on the Effective Date, the Grant Date shall be the Effective Date. Notwithstanding the foregoing, with respect to the Purchase Period ending December 31, 2000, the Grant Date shall be the first to occur of (i) January 1, 2000 or, if later, the date of the consummation of the Merger or (ii) February 29, 2000. The Fair Market Value of the Ordinary Shares will again be determined in the same manner on the last trading day of the calendar month of December, or such other trading date designated by the Committee (the "Purchase Date"); however, in no event shall the Committee, in the exercise of its discretion, designate a Purchase Date beyond twelve (12) months from the related Enrollment Date or otherwise fail to meet the requirements of Section 423(b)(7) of the Code. These dates constitute the date of grant and the date of exercise for valuation purposes of Section 423 of the Code.

     As of the Purchase Date, the Committee shall apply the funds then credited to each Participant's account to the purchase of Ordinary Shares. The cost to the Participant for the shares purchased during a Purchase Period shall be the lower of:

          (i) eighty-five percent (85%) of the Fair Market Value of Ordinary Shares on the Grant Date; or

          (ii) eighty-five percent (85%) of the Fair Market Value of Ordinary Shares on the Purchase Date.

     Certificates evidencing shares purchased shall be delivered to the Custodian or to any other bank or financial institution designated by the Committee for this purpose or delivered to the Participant (if the Participant has elected by written notice to the Committee to receive the certificate) as soon as administratively feasible after the Purchase Date; however, certificates shall not be delivered to the Participant within one (1) year of the Purchase Date of the underlying shares, except as otherwise provided herein. Notwithstanding the foregoing, Participants shall be treated as the record owners of their shares effective as of the Purchase Date. Shares that are held by the Custodian or any other designated bank or financial institution shall be held in book entry form. Until such certificates are distributed to the Participant, the Participant will not be permitted to transfer ownership of the certificates except as contemplated by
Section 10 or Section 14 of the Plan. Any Participant who terminates employment will receive a certificate for the number of shares held in his account and a cash refund attributable to amounts equal to less than the price of a whole share, and any accumulated contributions, dividends and interest. If for any reason the purchase of shares with a Participant's allocations to the Plan exceeds or would exceed the Maximum Share Limitation, such excess amounts shall be refunded to the Participant as soon as practicable after such excess has been determined to exist.

     If as of any Purchase Date the shares authorized for purchase under the Plan are exceeded, enrollments shall be reduced proportionately to eliminate the excess. Any funds that cannot be applied to the purchase of shares due to excess enrollment shall be refunded as soon as administratively feasible, including interest determined in accordance with Section 7. The Committee in its discretion may also provide that excess enrollments may be carried over to the next Purchase Period under this Plan or any successor plan according to the regulations set forth under Section 423 of the Code.

10.  WITHDRAWAL OF SHARES AND SALE OF SHARES

     (a) A Participant may elect to withdraw at any time (without withdrawing from participation in the Plan) shares which have been held in his account for at least one (1) year by giving notice to the person designated by the Committee on the appropriate form. Upon receipt of such notice from the person designated by the Committee, the Custodian, bank or other financial institution designated by the Committee for this purpose will arrange for the issuance and delivery of such shares held in the Participant's account as soon as administratively feasible.

     (b) Notwithstanding anything in the Plan to the contrary, a Participant may sell shares which are held in his account, including shares which have been held in his account for less than one (1) year, but not less than three (3) months as provided in Section 8(vi) (unless waived by the Committee), by giving notice to the person designated by the Committee on the appropriate form. Upon receipt of such notice from the person designated by the Committee, the Custodian, bank or other financial institution designated by the Committee for this purpose will arrange for the sale of such Participant's shares. Any sale will be deemed to occur as soon as practicable after the Participant provides such notice to the person designated by the Committee. The proceeds of any sale under this subsection 10(b), less any associated commissions or required withholding for taxes, shall be paid to the Participant as soon as practicable after the sale.

11.  TERMINATION OF PARTICIPATION

     The right to participate in the Plan terminates immediately when a Participant ceases to be employed by the Company for any reason whatsoever (including death, unpaid disability or when the Participant's employer ceases to be a Subsidiary) or the Participant otherwise becomes ineligible. Participation also terminates immediately when the Participant voluntarily withdraws his contributions from the Plan. Participation terminates immediately after the Purchase Date if the Participant is not re-enrolled in the Plan for the next Purchase Period or if the Participant has suspended payroll deductions during any Purchase Period and has not re-enrolled in the Plan for the next Purchase Period. As soon as administratively feasible after termination of participation due to cessation of employment, the Committee shall pay to the Participant or his beneficiary or legal representative all amounts credited to his account, including interest and dividends, if applicable, determined in accordance with
Section 7, and shall cause a certificate for the number of shares held in his account to be delivered to the Participant, subject to the restrictions in
Section 9. For purposes of the Plan, a Participant is not deemed to have terminated his employment if he transfers employment from Transocean to a Subsidiary, or vice versa, or transfers employment between Subsidiaries.

12.  UNPAID LEAVE OF ABSENCE

     Unless the Participant has voluntarily withdrawn his contributions from the Plan, shares will be purchased for his account on the Purchase Date next following commencement of an unpaid leave of absence by such Participant, provided such leave does not constitute a termination of employment. The number of shares to be purchased will be determined by applying to the purchase the amount of the Participant's contributions made up to the commencement of such unpaid leave of absence plus interest on such contributions and dividends, if applicable, both determined in accordance with Section 7. If the Participant's unpaid leave of absence both commences and terminates during the same Purchase Period and he has resumed eligible employment prior to the Purchase Date related to that Purchase Period, he may also resume payroll deductions immediately, and shares will be purchased for him on such Purchase Date as otherwise provided in
Section  9.

13.  DESIGNATION OF BENEFICIARY

     Each Participant may designate one or more beneficiaries in the event of death and may, in his sole discretion, change such designation at any time. Any such designation shall be effective upon receipt by the person designated by the Committee and shall control over any disposition by will or otherwise.

     As soon as administratively feasible after the death of a Participant, amounts credited to his account, including interest and dividends, if applicable, determined in accordance with Section 7, shall be paid in cash and a certificate for any shares shall be delivered to the Participant's designated beneficiaries or, in the absence of such designation, to the executor, administrator or other legal representative of the Participant's estate. Such payment shall relieve the Company of further liability to the deceased Participant with respect to the Plan. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the Participant has given express contrary instructions.

14.  ASSIGNMENT

     Except as provided in Section 13, the rights of a Participant under the Plan will not be assignable or otherwise transferable by the Participant, other than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order," as defined in Section 414(p) of the Code. No purported assignment or transfer of such rights of a Participant under the Plan, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported assignee or transferee any interest or right therein whatsoever, but immediately upon such assignment or transfer, or any attempt to make the same, such rights shall terminate and become of no further effect. If this provision is violated, the Participant's election to purchase Ordinary Shares shall terminate, and the only obligation of the Company remaining under the Plan will be to pay to the person entitled thereto the amount then credited to the Participant's account. No Participant may create a lien on any funds, securities, rights or other property held for the account of the Participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by will or the laws of descent and distribution if beneficiaries have not been designated. A Participant's right to purchase shares under the Plan shall be exercisable only during the Participant's lifetime and only by him.

15.  COSTS

     All costs and expenses incurred in administering this Plan shall be paid by the Company. Any brokerage fees for the sale of shares purchased under the Plan shall be paid by the Participant.

16.  REPORTS

     At the end of each Purchase Period, the Company shall provide or cause to be provided to each Participant a report of his contributions, including interest earned, and the number of Ordinary Shares purchased with such contributions by that Participant on each Purchase Date.

17.  EQUAL RIGHTS AND PRIVILEGES

     All eligible Employees shall have equal rights and privileges with respect to the Plan to the extent necessary to enable the Plan to qualify for U.S. tax purposes as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company be reformed to comply with the requirements of Section 423. This Section 17 shall take precedence over all other provisions in the Plan.

18.  RIGHTS AS SHAREHOLDERS

     A Participant will have no rights as a shareholder under the election to purchase until he becomes a shareholder as herein provided. A Participant will become a shareholder with respect to shares for which payment has been completed as provided in Section 9 at the close of business on the last business day of the Purchase Period.

19.  MODIFICATION AND TERMINATION

     The Board may amend or terminate the Plan at any time insofar as permitted by law. No amendment shall be effective unless within one (1) year after it is adopted by the Board, it is approved by the holders of Transocean's outstanding shares if and to the extent such amendment is required to be approved by shareholders in order to cause the rights granted under the Plan to purchase Ordinary Shares to meet the requirements of Section 423 of the Code (or any successor provision).

     The Plan shall terminate after all Ordinary Shares issued under the Plan have been purchased, unless terminated earlier by the Board or unless additional Ordinary Shares are issued under the Plan with the approval of the shareholders. In the event the Plan is terminated, the Committee may elect to terminate all outstanding rights to purchase shares under the Plan either immediately or upon completion of the purchase of shares on the next Purchase Date, unless the Committee has designated that the right to make all such purchases shall expire on some other designated date occurring prior to the next Purchase Date. If the rights to purchase shares under the Plan are terminated prior to expiration, all funds contributed to the Plan which have not been used to purchase shares shall be returned to the Participants as soon as administratively feasible, including interest and dividends, if applicable, determined in accordance with Section 7.

20.  BOARD AND SHAREHOLDER APPROVAL; EFFECTIVE DATE

     The Plan was originally adopted by the Board on March 12, 1998 and was effective immediately on such date. The Plan was originally approved by shareholders at the 1998 annual meeting. The Plan was amended and restated effective January 1, 2000. This amendment and restatement of the Plan shall be effective as of May 8, 2003.

21.  GOVERNMENTAL APPROVALS OR CONSENTS

     This Plan and any offering or sale made to Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. Subject to the provisions of Section 19, the Board may make such changes in the Plan and include such terms in any offering under the Plan as may be desirable to comply with the rules or regulations of any governmental authority.

22.  LISTING OF SHARES AND RELATED MATTERS

     If at any time the Board or the Committee shall determine, based on opinion of legal counsel, that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or reporting system or under any state or federal law is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no shares will be sold, issued or delivered unless and until such listing, registration or qualification shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to legal counsel.

23.  EMPLOYMENT RIGHTS

     The Plan shall neither impose any obligation on Transocean or on any Subsidiary to continue the employment of any Participant, nor impose any obligation on any Participant to remain in the employ of Transocean or of any Subsidiary.

24.  WITHHOLDING OF TAXES

     The Committee may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the purchase of Ordinary Shares under the Plan.

25.  SUBSIDIARY TERMS

     In addition to changes in eligibility requirements, the adopting Subsidiaries may make any changes in the terms of this Plan applicable to their Employees as shall be acceptable to the Committee, provided that such changes do not cause the Plan to fail to comply with the requirements of Section 423 of the Code, to the extent it is applicable.

26.  GOVERNING LAW

     The Plan and rights to purchase shares that may be granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

27.  USE OF GENDER

     The gender of words used in the Plan shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

28.  OTHER PROVISIONS

     The agreements to purchase Ordinary Shares under the Plan shall contain such other provisions as the Committee and the Board shall deem advisable, provided that no such provision shall in any way be in conflict with the terms of the Plan.

IN WITNESS WHEREOF, this document has been executed effective as of May 8, 2003.

                                            TRANSOCEAN INC.


                                            By: ___________________________
                                                   Eric B. Brown
                                                   Corporate Secretary

                                 TRANSOCEAN INC.
                                  Walker House
                                   Mary Street
                                P. O. Box 265 GT
                                   George Town
                                  Grand Cayman
                                 Cayman Islands


                                    P R O X Y

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking any proxy heretofore given in connection with the Annual General Meeting described below, hereby appoints J. Michael Talbert, Robert L. Long, Gregory L. Cauthen and Eric B. Brown, and each of them, proxies, with full powers of substitution, to represent the undersigned at the Annual General Meeting of Transocean Inc. to be held on Thursday, May 8, 2003 at 9:00 a.m., at the Royal Pavilion Hotel, St. James, Barbados and at any adjournment thereof, and to vote all ordinary shares that the undersigned would be entitled to vote if personally present as follows:

     The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1, "FOR" THE PROPOSAL TO AMEND OUR LONG-TERM INCENTIVE PLAN, "FOR" THE PROPOSAL TO AMEND OUR EMPLOYEE STOCK PURCHASE PLAN, AND "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual General Meeting.

           (Continued and to be signed and dated on the reverse side)
--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF ITEMS 1 THROUGH 4.

Item 1.   Election  of  Directors

          Nominees for the Board of Directors: Victor E. Grijalva, Arthur Lindenauer, Richard A. Pattarozzi, Kristian Siem and J. Michael Talbert

          [ ]  FOR all nominees listed           [ ]  WITHHOLD AUTHORITY to vote
                                                        for all nominees listed

          [ ] FOR all nominees listed, except vote withheld for the following nominee(s):

               -----------------------------------------------------------------

Item 2. Approval of the amendment of our Long-Term Incentive Plan to allow grants of incentive stock options for an additional ten year period to May 1, 2013, and to allow a continuing right to grant stock options and share appreciation rights to our outside directors.

          [ ]  FOR                 [ ]  AGAINST                  [ ]  ABSTAIN

Item 3. Approval of the amendment of our Employee Stock Purchase Plan to increase the number of ordinary shares reserved for issuance under the plan from 1,500,000 to 2,500,000.

          [ ]  FOR                 [ ]  AGAINST                  [ ]  ABSTAIN

Item 4. Approval of the appointment of Ernst & Young LLP to serve as independent auditors.

          [ ]  FOR                 [ ]  AGAINST                  [ ]  ABSTAIN

ITEM 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                               Change of Address and/or Comments Mark Here [  ]

                               Date
                                    -------------------------------------------


                               ------------------------------------------------
                                                 Signature



                               ------------------------------------------------
                                                 Signature

                               Sign exactly as name appears hereon. (If shares are held in joint names, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer.)

                               Votes must be indicated [ x ] in Black or Blue
                               Ink.

(Please sign, date and return this proxy promptly in the enclosed postage prepaid envelope.)

TRANSOCEAN